UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019—October 31, 2020

Item 1: Reports to Shareholders

Annual Report | October 31, 2020 Vanguard International Value Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisors’ Report	2

About Your Fund’s Expenses	7

Performance Summary	9

Financial Statements	11

Trustees Approve Advisory Arrangement	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•   For the 12 months ended October 31, 2020, Vanguard International Value Fund returned –8.69%. Its benchmark, the MSCI All Country World Index ex USA, returned –2.61%.

•    In October, Sprucegrove Investment Management Ltd. was added as an advisor to the fund, with a target allocation of 35% of assets. Edinburgh Partners Limited no longer advises the fund.

•   The period was marked by the global spread of COVID-19 and efforts to contain it. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment.

•   The broad U.S. stock market, as measured by the Russell 3000 Index, returned 10.15%. Growth stocks outperformed value, and large-capitalization stocks outperformed mid- and small-caps.

•   Of the fund’s 11 sectors, only health care and real estate helped relative performance. Holdings in communication services and consumer discretionary detracted the most.

•   On a regional basis, companies based in Europe and emerging markets lagged most. In the Pacific, firms in South Korea helped performance, but those in Japan, the fund’s largest market, detracted.

•   Over the decade ended October 31, the fund’s average annualized return was 2.98%, trailing the 3.43% return of its expense-free benchmark.

Market Barometer

Average Annual Total Returns

Periods Ended October 31, 2020

	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15

CPI
Consumer Price Index	1.18%	1.82%	1.83%

1

Advisors’ Report

For the 12 months ended October 31, 2020, Vanguard International Value Fund returned –8.69%. It underperformed its benchmark, the MSCI All Country World Index ex USA, which returned –2.61%.

Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.

The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 18, 2020.

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director

Michael A. Bennett, CPA,

Managing Director

Market overview

As we entered the year, investors had high expectations that corporate profits would start growing again after positive geopolitical developments calmed uneasy markets in the fourth quarter of 2019. Global central banks, which drove valuations and stock prices higher by loosening policy in 2019, were expected to be supportive.

Then came the virus. By March, COVID-19 was a pandemic, and optimism dissipated. However, once economies around the world began to emerge from lockdowns, equities soared. On the heels of their worst-ever performance in the first quarter, international equities staged a dramatic recovery from March 23 through the end of October, and the MSCI All Country World Index ex USA rose 38.8%. International stocks are not yet back to their pre-coronavirus levels—the index is down 7.5% so far this calendar year—but the trend is encouraging.

Portfolio review

The most expensive growth stocks led the market as the MSCI All Country World ex US Growth Index outpaced its value counterpart by more than 27 percentage points. This was a headwind to relative performance.

Stock selection in the energy sector hurt relative returns as Suncor Energy, a Canadian integrated energy company, underperformed. The stock remains surrounded by the storm as an oil producer in an unprecedented period of demand destruction.

In contrast, stock selection in the communication services sector helped relative returns as Japanese video game manufacturer Nintendo outperformed. Both gross margins and operating margins

2

rose significantly during the year, and early indications of new-release games sales have been encouraging.

Outlook

The U.S. election, economic uncertainty, and COVID-19 could dominate market concerns in the near-term. There has certainly been progress toward developing viable treatments and vaccines, as well as building a more robust testing and contact-tracing system. However, scientists and policymakers are racing against reopenings, colder weather (flu season), and a second wave.

Nevertheless, we are optimistic that governments can manage through any increases in COVID-19 cases. The significant stimulus currently in the market and the potential for more to come could bode well for the performance of inexpensively valued, quality cyclicals, particularly in Europe.

Sprucegrove Investment Management Ltd.

Portfolio Managers:

Arjun Kumar, CFA,

Co-Lead of International Equities

Shirley Woo, CFA,

Co-Lead of International Equities

Note: On October 12, 2020, Vanguard added Sprucegrove as an advisor to Vanguard International Value Fund. The firm’s investment philosophy is described next.

Sprucegrove is a Toronto-based boutique asset manager specializing in international and global strategies. It was founded in 1993 and is 100% employee-owned.

The advisor’s investment philosophy is grounded in the belief that the short-term focus of many investors enables high-quality companies to trade at a discount. This allows firms that strictly adhere to a disciplined long-term approach to be patient and wait for exploitable valuation opportunities.

Sprucegrove seeks to purchase high-quality businesses at a substantial discount to their long-term value and has a record of holding them through market volatility, with a typical holding period of 10 years. The investment process begins with a bottom-up idea generation process that involves analysts measuring company quality based on five criteria:

•	Above-average, consistent profitability

•	Sustainable competitive advantages

•	Financial strength

•	Opportunities to grow the business

•	Capable management

For each company, analysts look at approximately a decade’s worth of annual reports and balance sheets to assess the fundamentals of both the company and its competitors and to calculate projected return on equity. Analysts also meet with companies’ management to further determine the quality of capital allocation decisions. The team keeps a working list

3

of approximately 250 names, often covering a company for years before deciding its valuation presents a buying opportunity.

The result of this long-term, bottom-up, quality-first approach to value investing is a portfolio of approximately 80 firms with high active share, low downside capture and volatility over the long term, and an average annual turnover rate of only 7%.

ARGA Investment Management, LP

Portfolio Managers:

A. Rama Krishna, CFA, Founder and

Chief Investment Officer

Steven Morrow, CFA, Director of Research

International equity markets met the tumultuous year ended October 31 with an overall decline. Results reflected investors’ desire for certainty amid grave uncertainties from the pandemic. Companies with near-term earnings certainty and likely growth during the crisis enjoyed record highs. Those with less near-term certainty and economically sensitive stocks under-performed. While this dynamic created a growth-over-value scenario, it created very compelling value-style opportunities.

ARGA responded by maintaining its long-term discipline, seeking to take advantage of stock price anomalies identified through a research-based valuation process. Sector, country, and company research drove the portfolio’s focus toward businesses with solid balance sheets and strong franchises.

With many such companies priced as if they will remain permanently depressed, ARGA found opportunities in various sectors, including industrials, materials, and financials.

Most of ARGA’s successes, shortfalls, and opportunities occur on a company-specific basis. Even in industries suffering pandemic fallout, we found firms that are well-positioned to manage the downturn if not emerge stronger. For example, for the first time in more than a decade, we purchased underpriced aerospace companies with strong market positions. These include a duopolistic aircraft manufacturer and the world’s largest aircraft lessor. Both have unique advantages in revenue protection and balance sheet strength that imply strong future earnings when travel recovers.

Company-specific exposures to depressed industries included a low-cost South Korean steel producer. ARGA research projected the company could improve capital allocation and returns in non-steel businesses. During the period, management engagement by ARGA and other shareholders successfully led the firm to announce a large buyback program and implement initiatives boosting non-steel returns.

Additionally, select European banks became attractive on market overreaction to low interest rates. These holdings have strong capital positions to weather loan-book stress and boost returns despite environmental pressures.

4

Valuation spreads between international growth and value stocks are currently at their highest level in more than 45 years, even exceeding the dot-com peak. This suggests strong return potential for value-style investors. Fundamental research confirms this long-term opportunity. When the crisis eventually ends, ARGA expects recovery by many undervalued companies to substantially benefit the portfolio.

5

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	40	3,767	The advisor uses a research-driven, bottom-up, relative-value approach in selecting stocks. The goal is to identify individual stocks that offer an appropriate trade-off between low relative valuation and high financial productivity.

Sprucegrove Investment Management Ltd.	32	3,036	The advisor employs a disciplined, low-turnover, value-oriented investment strategy to select stocks. The investment process was founded on intense proprietary research, with analysts identifying high-quality companies as measured against five criteria: above-average consistent profitability, sustainable competitive advantages, financial strength, opportunity for growth, and capable
			management.

ARGA Investment Management, LP	25	2,373	The advisor believes that investors overreact to short-term developments in companies, leading to opportunities to generate gains as the businesses recover. Its valuation-focused process uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on the company’s long-term earnings power and dividend-paying capability.

Cash Investments	3	232	These short-term reserves are invested by Vanguard in equity index products to simulate investments in stocks. Each advisor may also maintain a modest cash position.

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended October 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2020	10/31/2020	Period
Based on Actual Fund Return	$1,000.00	$1,093.97	$1.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.38	1.78

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

8

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2010, Through October 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2020

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Value Fund	-8.69%	2.62%	2.98%	$13,409
MSCI All Country World Index ex USA	-2.61	4.26	3.43	14,012

See Financial Highlights for dividend and capital gains information.

9

International Value Fund

Fund Allocation

As of October 31, 2020

Communication Services	8.8%
Consumer Discretionary	12.5
Consumer Staples	7.7
Energy	3.2
Financials	17.5
Health Care	5.0
Industrials	18.5
Information Technology	9.5
Materials	12.8
Real Estate	1.7
Utilities	2.8

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard ("GICS"), except for the "Other" category (if applicable), which includes securities that have not been provided a GICS classification as of the effective report-ing period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

International Value Fund

Financial Statements

Schedule of Investments

As of October 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (93.7%)
Australia (0.9%)
	BHP Group Ltd.	1,831,825	43,912
	National Australia Bank Ltd.	2,035,110	26,625
	Adbri Ltd.	8,006,814	15,915
			86,452
Belgium (0.5%)
	Anheuser-Busch InBev SA/NV	939,832	48,614

Brazil (1.7%)
	Ambev SA ADR	25,834,800	55,286
	Banco Bradesco SA ADR	12,577,200	44,020
	Cia de Saneamento Basico do Estado de Sao Paulo	3,588,000	26,576
	BB Seguridade Participacoes SA	5,489,500	22,655
	Lojas Renner SA	2,426,200	15,835
			164,372
Canada (2.7%)
	Nutrien Ltd.	1,621,162	65,903
	Canadian Natural Resources Ltd.	3,628,109	57,732
	Canadian National Railway Co.	431,558	42,871
	Saputo Inc.	1,184,949	28,843
	Bank of Nova Scotia	683,400	28,392
	Suncor Energy Inc.	2,506,606	28,277
			252,018
China (6.7%)
	Tencent Holdings Ltd.	1,663,800	127,124
*	Baidu Inc. ADR	787,832	104,821
	Ping An Insurance Group Co. of China Ltd.	8,411,500	86,972
	ENN Energy Holdings Ltd.	4,640,300	58,728
	Autohome Inc. ADR	541,730	51,762
*	Alibaba Group Holding Ltd.	1,249,000	47,329
*	Weibo Corp. ADR	887,480	36,875
*,1	ESR Cayman Ltd.	11,034,400	33,329
	China Mobile Ltd.	5,075,500	31,044
	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	6,454,500	26,638
	Momo Inc. ADR	1,489,717	22,346
			626,968
Denmark (1.1%)
	Vestas Wind Systems A/S	314,712	53,993
	Carlsberg AS Class B	349,224	44,219
	Pandora A/S	101,783	8,075
			106,287
Egypt (0.1%)
	Commercial International Bank Egypt SAE GDR	3,590,900	13,851

Finland (1.4%)
	Nokian Renkaat Oyj	1,888,170	58,020
	Sampo Oyj Class A	1,250,500	47,190
*	Nokia Oyj	6,980,867	23,534
			128,744
France (9.9%)
	Vivendi SA	3,672,238	105,994
	Sanofi	1,007,062	90,932
*	Safran SA	782,464	82,535
*	Engie SA	6,693,231	80,952
*	Airbus SE	1,067,483	78,104
	Air Liquide SA	527,168	77,093
*	Atos SE	1,058,788	72,333
	Vinci SA	877,933	69,344
	TOTAL SE	1,853,010	56,141
*	Alstom SA	901,794	40,292
*	BNP Paribas SA	913,564	31,861
	Pernod Ricard SA	191,139	30,793
*	ArcelorMittal SA	2,147,325	29,118
*	Societe Generale SA	1,673,334	22,737
*	Credit Agricole SA	2,444,326	19,336

11

International Value Fund

		Market
		Value•
	Shares	($000)
Publicis Groupe SA	472,470	16,415
Thales SA	233,464	15,213
* Natixis SA	3,560,935	8,294
		927,487
Germany (6.2%)
SAP SE	672,147	71,708
Volkswagen AG Preference Shares	468,372	68,226
Henkel AG & Co. KGaA	679,270	61,409
Bayerische Motoren Werke AG	842,110	57,549
Beiersdorf AG	508,804	53,277
Basf SE	896,280	49,079
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	205,564	48,180
Knorr-Bremse AG	309,135	35,807
Jungheinrich AG Preference Shares	710,712	25,840
MTU Aero Engines AG	145,066	24,795
Merck KGaA	148,809	22,043
Fuchs Petrolub SE Preference Shares	414,898	21,355
Continental AG	198,245	21,064
Fresenius Medical Care AG & Co. KGaA	261,996	20,007
		580,339
Hong Kong (2.0%)
AIA Group Ltd.	5,984,400	56,955
Xinyi Glass Holdings Ltd.	11,928,000	26,194
Jardine Strategic Holdings Ltd.	1,156,000	25,030
CK Hutchison Holdings Ltd.	3,887,000	23,477
Hongkong Land Holdings Ltd.	5,005,500	18,376
CK Asset Holdings Ltd.	3,466,500	16,097
Swire Pacific Ltd. Class A	3,432,850	15,655
Yue Yuen Industrial Holdings Ltd.	4,431,000	7,217
		189,001
India (3.3%)
Adani Ports & Special Economic Zone Ltd.	13,391,490	64,957
Zee Entertainment Enterprises Ltd.	20,262,660	51,319
* ICICI Bank Ltd. ADR	4,850,498	51,173
Housing Development Finance Corp. Ltd.	1,685,290	43,722
Ambuja Cements Ltd.	11,579,019	40,538
Hero MotoCorp Ltd.	539,992	20,372
Maruti Suzuki India Ltd.	169,720	15,941
Infosys Ltd. ADR	1,104,600	15,763
GAIL India Ltd.	9,815,836	11,217
		315,002
Indonesia (1.0%)
Astra International Tbk PT	158,681,200	57,946
Telekomunikasi Indonesia Persero Tbk PT ADR	1,247,186	21,315
Bank Mandiri Persero Tbk PT	39,057,900	15,214
		94,475
Ireland (1.3%)
* Ryanair Holdings plc ADR	765,228	61,677
CRH plc	1,639,500	57,370
		119,047
Israel (0.1%)
* Check Point Software Technologies Ltd.	86,700	9,846

Italy (1.8%)
Enel SPA	8,471,672	67,354
* CNH Industrial NV	4,810,689	37,301
* Freni Brembo SPA	3,117,759	32,394
* UniCredit SPA	4,284,797	32,091
		169,140
Japan (12.7%)
Nintendo Co. Ltd.	198,000	107,056
Hitachi Ltd.	2,419,700	81,554
Toyota Motor Corp.	1,024,200	67,236
Nitto Denko Corp.	936,800	65,816
Denso Corp.	1,389,300	64,737
Panasonic Corp.	6,533,000	60,349
Mitsubishi Electric Corp.	4,616,600	59,457
Makita Corp.	1,333,900	58,963
Shin-Etsu Chemical Co. Ltd.	397,100	53,039
Kubota Corp.	3,028,700	52,633
Shimano Inc.	203,400	46,521
Sumitomo Mitsui Financial Group Inc.	1,600,800	44,313
Ryohin Keikaku Co. Ltd.	2,063,900	43,320
Daito Trust Construction Co. Ltd.	400,000	36,386
Suzuki Motor Corp.	846,500	36,355
Kao Corp.	506,000	36,026
Komatsu Ltd.	1,501,400	33,850
Omron Corp.	461,500	33,323
Daiwa House Industry Co. Ltd.	1,252,800	32,917
Ulvac Inc.	761,809	27,905

12

International Value Fund

			Market
			Value•
		Shares	($000)
	Ain Holdings Inc.	374,300	26,181
	ITOCHU Corp.	894,800	21,492
	Teijin Ltd.	1,227,300	18,800
	Mitsubishi Heavy Industries Ltd.	874,100	18,780
	Canon Inc.	1,076,600	18,739
	FANUC Corp.	84,200	17,785
	Daiwa Securities Group Inc.	3,414,000	13,833
	Nihon Kohden Corp.	339,000	10,603
	Sumitomo Chemical Co. Ltd.	2,747,800	8,989
	Hitachi Construction Machinery Co. Ltd.	13,000	321
			1,197,279
Mexico (0.6%)
*	Grupo Financiero Banorte SAB de CV	12,476,000	55,582

Netherlands (3.2%)
	Koninklijke DSM NV	378,269	60,496
	Wolters Kluwer NV	577,224	46,736
*	AerCap Holdings NV	1,772,366	44,008
	SBM Offshore NV	2,413,430	39,002
*,1	ABN AMRO Bank NV	4,225,815	34,712
*	JDE Peet’s BV	780,837	27,814
	Aegon NV	8,867,307	23,853
*	Boskalis Westminster	1,034,646	20,806
			297,427
Norway (1.6%)
	Telenor ASA	2,979,350	46,038
	Yara International ASA	1,214,920	42,517
	Equinor ASA	2,176,637	27,773
*	Bakkafrost P/F	303,820	17,381
	TGS NOPEC Geophysical Co. ASA	1,531,110	14,125
			147,834
Singapore (1.8%)
	United Overseas Bank Ltd. Singapore	4,603,700	63,966
	Telecommunications Ltd.	24,778,300	36,834
	DBS Group Holdings Ltd.	2,276,700	33,913
	Sembcorp Industries Ltd.	16,004,700	18,525
	SATS Ltd.	6,992,400	15,249
			168,487
South Africa (0.8%)
	Tiger Brands Ltd.	3,843,234	47,672
	Mr Price Group Ltd.	3,373,013	25,517
			73,189
South Korea (6.0%)
	Samsung Electronics Co. Ltd.	2,814,067	141,451
	Posco	654,918	120,900
[1]	Samsung Electronics Co. Ltd. GDR	85,820	108,268
	SK Hynix Inc.	1,141,810	81,003
	LG Household & Health Care Ltd.	28,844	38,244
	Hana Financial Group Inc.	984,207	26,586
	KB Financial Group Inc.	605,341	21,653
	Shinhan Financial Group Co. Ltd.	561,096	15,224
	Amorepacific Corp.	72,440	10,177
			563,506
Spain (1.0%)
*	Banco Santander SA	19,133,324	38,316
	Banco Bilbao Vizcaya Argentaria SA	13,270,316	38,287
^	Industria de Diseno Textil SA	705,306	17,414
			94,017
Sweden (1.5%)
*	Sandvik AB	2,321,780	41,386
*	Hexagon AB Class B	548,256	40,186
*	Nordea Bank Abp (XSTO)	4,502,368	33,791
*	Nordea Bank Abp (XHEL)	3,861,674	29,087
			144,450
Switzerland (6.7%)
	Novartis AG	1,957,311	152,519
	LafargeHolcim Ltd.	2,854,015	122,493
	ABB Ltd.	3,465,426	84,089
	Cie Financiere Richemont SA	1,054,930	65,937
	Credit Suisse Group AG	6,226,274	58,723
	Lonza Group AG	68,307	41,388
	Swatch Group AG (Bearer)	166,110	35,177
	Adecco Group AG	505,126	24,768
	UBS Group AG	2,113,238	24,602
*	Flughafen Zurich AG	142,628	19,248
			628,944
Taiwan (0.2%)
	Silicon Motion Technology Corp. ADR	371,881	14,035

United Kingdom (12.4%)
*	Lloyds Banking Group plc	201,924,516	73,522
	RELX plc	3,477,744	68,818
*	Weir Group plc	3,481,170	64,673
	Anglo American plc	2,692,090	63,165
	Tesco plc	22,485,622	59,847
	Unilever plc	946,500	53,940

13

International Value Fund

			Market
			Value•
		Shares	($000)
*	HSBC Holdings plc (XLON)	11,471,635	48,073
*	Ferguson plc	461,227	45,810
	Smiths Group plc	2,649,210	45,646
	IMI plc	3,342,400	44,817
	Berkeley Group Holdings plc	850,336	44,709
	BHP Group plc	2,227,230	43,147
*	Travis Perkins plc	3,088,200	42,414
	Victrex plc	1,727,690	41,284
	Standard Life Aberdeen plc	13,959,404	40,675
	Diageo plc	1,189,490	38,442
	Spectris plc	1,180,060	37,874
	Royal Dutch Shell plc Class B	3,088,180	37,242
	Prudential plc	3,020,088	36,937
*	HSBC Holdings plc (XHKG)	7,830,000	32,706
	Johnson Matthey plc	1,018,630	28,356
	Carnival plc	2,369,740	26,790
*	Glencore plc	11,474,085	23,146
*	Natwest Group plc	13,263,907	21,386
	Direct Line Insurance Group plc	5,486,918	18,751
	Electrocomponents plc	1,823,960	16,014
	Aggreko plc	2,784,239	15,869
*	ITV plc	14,022,431	13,105
*	Kingfisher plc	3,512,509	13,063
	easyJet plc	1,978,861	12,976
*	Taylor Wimpey plc	8,950,968	12,264
	Pearson plc	692,289	4,574
			1,170,035
United States (4.5%)
*	Capri Holdings Ltd.	4,861,508	103,161
	TechnipFMC plc	4,509,803	24,939
	Aon plc Class A	398,828	73,388
	RenaissanceRe Holdings Ltd.	260,654	42,153
	Medtronic plc	745,494	74,975
	Copa Holdings SA Class A	375,300	18,495
	Accenture plc Class A	265,248	57,535
	Linde plc	146,300	32,064
			426,710
Total Common Stocks
(Cost $8,816,677)			8,813,138
Temporary Cash Investments (5.7%)
Money Market Fund (5.5%)
[2,3]	Vanguard Market Liquidity Fund, 0.112%	5,194,643	519,464

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[4]	United States Cash Management Bill, 0.113%, 3/23/21	12,402	12,397
	United States Cash Management Bill, 0.165%, 11/3/20	9,000	9,000
[4]	United States Treasury Bill, 0.095%, 1/28/21	434	434
			21,831
Total Temporary Cash Investments
(Cost $541,233)			541,295
Total Investments (99.4%)
(Cost $9,357,910)			9,354,433
Other Assets and Liabilities—Net (0.6%)			53,989
Net Assets (100%)			9,408,422

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,543,000.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate value of these securities was $176,309,000, representing 1.9% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $17,528,000 was received for securities on loan.
4	Securities with a value of $12,831,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

14

International Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2020	1,422	126,835	(6,081)
MSCI Emerging Market Index	December 2020	1,089	59,998	(725)
				(6,806)

See accompanying Notes, which are an integral part of the Financial Statements.

15

International Value Fund

Statement of Assets and Liabilities

As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $8,838,507)	8,834,969
Affiliated Issuers (Cost $519,403)	519,464
Total Investments in Securities	9,354,433
Investment in Vanguard	399
Cash	5
Cash Collateral Pledged—Futures Contracts	2,640
Foreign Currency, at Value (Cost $26,414)	26,481
Receivables for Investment Securities Sold	20,805
Receivables for Accrued Income	38,928
Receivables for Capital Shares Issued	10,271
Total Assets	9,453,962
Liabilities
Payables for Investment Securities Purchased	16,772
Collateral for Securities on Loan	17,528
Payables to Investment Advisor	2,730
Payables for Capital Shares Redeemed	6,112
Payables to Vanguard	1,013
Variation Margin Payable—Futures Contracts	1,385
Total Liabilities	45,540
Net Assets	9,408,422

At October 31, 2020, net assets consisted of:

Paid-in Capital	9,899,813
Total Distributable Earnings (Loss)	(491,391)
Net Assets	9,408,422

Net Assets
Applicable to 289,651,681 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,408,422
Net Asset Value Per Share	$32.48

See accompanying Notes, which are an integral part of the Financial Statements.

16

International Value Fund

Statement of Operations

Year Ended
October 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	224,778
Dividends—Affiliated Issuers	133
Interest—Unaffiliated Issuers	236
Interest—Affiliated Issuers	4,511
Securities Lending—Net	1,835
Total Income	231,493
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,713
Performance Adjustment	(1,795)
The Vanguard Group—Note C
Management and Administrative	18,644
Marketing and Distribution	961
Custodian Fees	386
Auditing Fees	44
Shareholders’ Reports	221
Trustees’ Fees and Expenses	17
Total Expenses	34,191
Net Investment Income	197,302
Realized Net Gain (Loss)
Investment Securities—Unaffiliated Issuers	(507,239)
Investment Securities—Affiliated Issuers	4,180
Futures Contracts	18,397
Forward Currency Contracts	(10,593)
Foreign Currencies	(502)
Realized Net Gain (Loss)	(495,757)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(534,421)
Investment Securities—Affiliated Issuers	(6,322)
Futures Contracts	(9,616)
Forward Currency Contracts	(1,460)
Foreign Currencies	879
Change in Unrealized Appreciation (Depreciation)	(550,940)
Net Increase (Decrease) in Net Assets Resulting from Operations	(849,395)

1 Dividends are net of foreign withholding taxes of $25,103,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	197,302	308,413
Realized Net Gain (Loss)	(495,757)	(142,714)
Change in Unrealized Appreciation (Depreciation)	(550,940)	640,000
Net Increase (Decrease) in Net Assets Resulting from Operations	(849,395)	805,699
Distributions[1]
Total Distributions	(308,988)	(527,741)
Capital Share Transactions
Issued	2,047,882	1,467,177
Issued in Lieu of Cash Distributions	283,820	490,069
Redeemed	(2,125,218)	(1,399,172)
Net Increase (Decrease) from Capital Share Transactions	206,484	558,074
Total Increase (Decrease)	(951,899)	836,032
Net Assets
Beginning of Period	10,360,321	9,524,289
End of Period	9,408,422	10,360,321

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

18

International Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$36.63	$35.86	$39.26	$32.30	$33.22
Investment Operations
Net Investment Income	.684[1]	1.104[1]	.950[1]	.781[1]	.721
Net Realized and Unrealized Gain (Loss) on Investments	(3.723)	1.669	(3.607)	6.905	(.979)
Total from Investment Operations	(3.039)	2.773	(2.657)	7.686	(.258)
Distributions
Dividends from Net Investment Income	(1.111)	(.943)	(.743)	(.726)	(.662)
Distributions from Realized Capital Gains	—	(1.060)	—	—	—
Total Distributions	(1.111)	(2.003)	(.743)	(.726)	(.662)
Net Asset Value, End of Period	$32.48	$36.63	$35.86	$39.26	$32.30

Total Return[2]	-8.69%	8.48%	-6.95%	24.33%	-0.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,408	$10,360	$9,524	$9,964	$7,873
Ratio of Total Expenses to Average Net Assets[3]	0.35%	0.37%	0.38%	0.40%	0.43%
Ratio of Net Investment Income to Average Net Assets	2.05%	3.15%	2.41%	2.21%	2.29%
Portfolio Turnover Rate	72%	38%	28%	34%	30%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.01%), 0.00%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin

20

International Value Fund

requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented 2% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended October 31, 2020, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at October 31, 2020.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years

21

International Value Fund

after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8.  Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and

22

International Value Fund

borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Lazard Asset Management LLC, ARGA Investment Management, LP, and, beginning October 2020, Sprucegrove Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Lazard Asset Management LLC and ARGA Investment Management, LP, are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding five years. In accordance with the advisory contract entered into with Sprucegrove Investment Management Ltd., beginning November 1, 2021, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US since October 31, 2020. Until October 2020, a portion of the fund was managed by Edinburgh Partners Limited. The basic fee paid to Edinburgh Partners Limited was subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2020, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a net decrease of $1,795,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

23

International Value Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $399,000, representing less than 0.01% of the fund’s net assets and 0.16% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stock	1,300,237	7,512,901	—	8,813,138
Temporary Cash Investments	519,464	21,831	—	541,295
Total	1,819,701	7,534,732	—	9,354,433
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	1,385	—	—	1,385

1 Represents variation margin on the last day of the reporting period.

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

24

International Value Fund

The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	164,608
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(639,349)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(16,650)

The tax character of distributions paid was as follows:

	Year Ended October 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	308,988	279,535
Long-Term Capital Gains	—	248,206
Total	308,988	527,741

* Includes short-term capital gains, if any.

As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	9,372,209
Gross Unrealized Appreciation	867,135
Gross Unrealized Depreciation	(884,912)
Net Unrealized Appreciation (Depreciation)	(17,777)

F. During the year ended October 31, 2020, the fund purchased $6,630,280,000 of investment securities and sold $6,470,942,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended October 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	64,897	42,273
Issued in Lieu of Cash Distributions	7,593	15,158
Redeemed	(65,710)	(40,172)
Net Increase (Decrease) in Shares Outstanding	6,780	17,259

25

International Value Fund

H. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard FTSE All World ex-US ETF	37,084	—	35,096	4,361	(6,349)	133	—	—
Vanguard Market Liquidity Fund	588,088	NA1	NA1	(181)	27	4,511	—	519,464
Total	625,172	—	35,096	4,180	(6,322)	4,644	—	519,464

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I.   Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Value Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

27

Special 2020 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $228,466,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $250,528,000 and foreign taxes paid of $17,947,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

28

Trustees Approve Advisory Arrangement

Effective October 12, 2020, the board of trustees of Vanguard International Value Fund approved a restructuring of the portfolio’s investment advisory arrangements whereby Sprucegrove Investment Management Ltd. (Sprucegrove) has been added as an advisor and Edinburgh Partners Limited has been removed as an advisor to the portfolio. The board determined that the foregoing actions were in the best interests of the portfolio and its shareholders. As of October 12, 2020, ARGA Investment Management, LP, Lazard Asset Management LLC, and Sprucegrove are advisors to the fund.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department will meet regularly with the fund’s advisors and will make monthly presentations to the board during the fiscal year that direct the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, will also receive information throughout the year during advisor presentations. For each advisor presentation, the board will be provided with letters and reports that include information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board will receive monthly reports, which include a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting to determine whether to approve the new advisory arrangement with Sprucegrove, the trustees were provided with a memo and materials that summarized the information they receive over the course of the year for each advisor. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the fund by Sprucegrove and took into account the organizational depth and stability of the advisor. The board considered that Sprucegrove, a Toronto-based boutique asset management firm founded in 1993, specializes in international and global strategies. The firm has an investment edge centered on its disciplined research and decision-making process; an impressive, multigenerational, diverse team; and a 27-year history as an independent and value-investing-focused boutique. It employs a disciplined, value-oriented, global investment strategy to select stocks. The foundation of the firm’s investment philosophy is the belief that investors’ short-term focus allows high-quality companies to trade at a discount. The investment process was founded on research that identifies high-quality companies as measured against five criteria: above-average consistent profitability, sustainable competitive advantages, financial strength, opportunity for growth, and capable management. Sprucegrove has managed a portion of the portfolio since October 2020.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

29

Investment performance

The board concluded that Sprucegrove, in its management of other funds and portfolios, has produced strong long-term performance in its international value strategy, particularly when compared to a style-specific benchmark, and the firm’s selection in emerging markets has been solid over time. The long-term track record of Sprucegrove’s flagship strategy has been strong, with outperformance versus an appropriate value benchmark over 3-, 5-, 10-, and 15-year periods.

Cost

The board considered the cost of services to be provided and competitive fee rates and concluded that the portfolio’s advisory fee rate and expense ratio under the new advisory arrangement should remain well below the advisory fee rates and expense ratios of the portfolio’s peers.

The board did not consider the profitability of Sprucegrove in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund and its shareholders will realize economies of scale as the fund grows because of the breakpoints in the fund’s advisory fee schedule for Sprucegrove. The breakpoints reduce the effective rate of the fee as the fund grows, thereby capturing economies of scale for the benefit of the fund’s shareholders.

The board will consider whether to renew the advisory arrangement with Sprucegrove after a one-year period.

30

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447 Direct Investor Account Services > 800-662-2739 Institutional Investor Services > 800-523-1036

Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q460 122020

Annual Report | October 31, 2020

Vanguard Diversified Equity Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

Performance Summary	4

Financial Statements	6

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended October 31, 2020, Vanguard Diversified Equity Fund returned 15.73%, ahead of the 10.25% return of its benchmark, the MSCI US Broad Market Index.

•    The period was marked by the global spread of COVID-19 and efforts to contain it, including lockdowns, the shuttering of nonessential businesses, and travel restrictions. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment. The broad U.S. stock market advanced about 10% for the year.

•    As a “fund of funds,” the Diversified Equity Fund invests in six actively managed Vanguard funds selected to provide broad exposure to all segments of the U.S. equity market. Together, these funds cover the style and capitalization spectrum. In late July, the fund’s allocation to Vanguard Capital Value Fund was reallocated to Vanguard Windsor Fund upon completion of the merger of the Capital Value Fund into the Windsor Fund.

•    Results from the underlying funds ranged from about –6% for the Windsor Fund to about 43% for Vanguard U.S. Growth Fund.

•    For the 10 years ended October 31, 2020, the fund’s average annual return of 12.97% was slightly ahead of the 12.85% result of its benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15

CPI
Consumer Price Index	1.18%	1.82%	1.83%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended October 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2020	10/31/2020	Period
Based on Actual Fund Return	$1,000.00	$1,188.86	$1.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.43	1.73

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.34%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2010, Through October 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2020
	One	Five	Ten	Final Value of a $10,000
	Year	Years	Years	Investment
Diversified Equity Fund	15.73%	11.91%	12.97%	$33,846
MSCI US Broad Market Index	10.25	11.51	12.85	33,510

See Financial Highlights for dividend and capital gains information.

4

Diversified Equity Fund

Underlying Vanguard Funds

As of October 31, 2020

Vanguard U.S. Growth Fund Investor Shares	29.5%
Vanguard Windsor™ Fund Investor Shares	20.2
Vanguard Growth and Income Fund Investor Shares	20.0
Vanguard Windsor II Fund Investor Shares	15.1
Vanguard Explorer™ Fund Investor Shares	10.1
Vanguard Mid-Cap Growth Fund	5.1

The table reflects the fund's investments, except for short-term investments.

5

Diversified Equity Fund

Financial Statements

Schedule of Investments

As of October 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	9,871,662	565,646
Vanguard Windsor Fund Investor Shares	20,923,306	388,336
Vanguard Growth and Income Fund Investor Shares	7,266,183	383,146
Vanguard Windsor II Fund Investor Shares	8,315,666	289,801
Vanguard Explorer Fund Investor Shares	1,761,752	194,568
Vanguard Mid-Cap Growth Fund	3,254,831	97,287
Total Investment Companies (100%) (Cost $1,198,330)		1,918,784
Other Assets and Liabilities—Net (0.0%)		58
Net Assets (100%)		1,918,842

Cost is in $000.

• See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Diversified Equity Fund

Statement of Assets and Liabilities

As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $1,198,330)	1,918,784
Receivables for Investment Securities Sold	721
Receivables for Accrued Income	248
Receivables for Capital Shares Issued	1,556
Total Assets	1,921,309
Liabilities
Due to Custodian	1,454
Payables for Capital Shares Redeemed	1,013
Total Liabilities	2,467
Net Assets	1,918,842

At October 31, 2020, net assets consisted of:

Paid-in Capital	1,094,723
Total Distributable Earnings (Loss)	824,119
Net Assets	1,918,842

Net Assets
Applicable to 46,824,798 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,918,842
Net Asset Value Per Share	$40.98

See accompanying Notes, which are an integral part of the Financial Statements.

7

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	21,380
Other Income	248
Net Investment Income—Note B	21,628
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	89,171
Affiliated Funds Sold	25,769
Realized Net Gain (Loss)	114,940
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	122,165
Net Increase (Decrease) in Net Assets Resulting from Operations	258,733

See accompanying Notes, which are an integral part of the Financial Statements.

8

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,628	22,061
Realized Net Gain (Loss)	114,940	137,214
Change in Unrealized Appreciation (Depreciation)	122,165	48,896
Net Increase (Decrease) in Net Assets Resulting from Operations	258,733	208,171
Distributions[1]
Total Distributions	(128,412)	(96,045)
Capital Share Transactions
Issued	285,583	175,169
Issued in Lieu of Cash Distributions	121,112	90,958
Redeemed	(406,693)	(298,471)
Net Increase (Decrease) from Capital Share Transactions	2	(32,344)
Total Increase (Decrease)	130,323	79,782
Net Assets
Beginning of Period	1,788,519	1,708,737
End of Period	1,918,842	1,788,519

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Diversified Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$37.95	$35.88	$35.57	$30.76	$33.15
Investment Operations
Net Investment Income	.452[1]	.455[1]	.395[1]	.428[1]	.397
Capital Gain Distributions Received	1.866[1]	3.087[1]	1.686[1]	1.064[1]	.860
Net Realized and Unrealized Gain (Loss) on Investments	3.447	.575	.206	5.627	(.836)
Total from Investment Operations	5.765	4.117	2.287	7.119	.421
Distributions
Dividends from Net Investment Income	(.369)	(.383)	(.358)	(.414)	(.362)
Distributions from Realized Capital Gains	(2.366)	(1.664)	(1.619)	(1.895)	(2.449)
Total Distributions	(2.735)	(2.047)	(1.977)	(2.309)	(2.811)
Net Asset Value, End of Period	$40.98	$37.95	$35.88	$35.57	$30.76

Total Return[2]	15.73%	12.82%	6.55%	24.47%	1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,919	$1,789	$1,709	$1,439	$1,276
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.35%	0.35%	0.36%	0.36%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.19%	1.27%	1.07%	1.31%	1.26%
Portfolio Turnover Rate	14%	9%	8%	5%	9%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans

11

Diversified Equity Fund

may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

At October 31, 2020, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

12

Diversified Equity Fund

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	17,082
Total Distributable Earnings (Loss)	(17,082)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	5,608
Undistributed Long-Term Gains	98,057
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	720,454

The tax character of distributions paid was as follows:

	Year Ended October 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	19,336	37,757
Long-Term Capital Gains	109,076	58,288
Total	128,412	96,045

*Includes short-term capital gains, if any.

As of October 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,198,330
Gross Unrealized Appreciation	735,269
Gross Unrealized Depreciation	(14,815)
Net Unrealized Appreciation (Depreciation)	720,454

13

Diversified Equity Fund

E.   Capital shares issued and redeemed were:

	Year Ended October 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	7,639	4,941
Issued in Lieu of Cash Distributions	3,175	2,961
Redeemed	(11,117)	(8,400)
Net Increase (Decrease) in Shares Outstanding	(303)	(498)

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7	NA1	NA1	—	—	1	—	—
Vanguard Capital Value Fund[2]	90,708	9,501	2,919	61	(24,782)	2,983	—	—
Vanguard Explorer Fund	178,827	18,560	20,591	(1,604)	19,376	512	8,496	194,568
Vanguard Growth and Income Fund	357,518	28,611	16,325	(2,986)	16,328	5,801	9,248	383,146
Vanguard Mid-Cap Growth Fund	87,741	10,822	8,070	199	6,595	209	8,548	97,287
Vanguard U.S. Growth Fund	533,865	41,040	177,923	31,240	137,424	1,519	20,350	565,646
Vanguard Windsor Fund[2]	269,382	95,712	32,006	(985)	(16,336)	5,565	21,813	388,336
Vanguard Windsor II Fund	270,329	43,173	7,105	(156)	(16,440)	4,790	20,716	289,801
Total	1,788,377	247,419	264,939	25,769	122,165	21,380	89,171	1,918,784

1	Not applicable—purchases and sales are for temporary cash investment purposes.
2	In July 2020, Vanguard Capital Value Fund reorganized with and into Vanguard Windsor Fund through a tax-free reorganization. As a result of the merger, the fund received shares of Vanguard Windsor Fund valued at $93,180,000, which consisted of cost of $72,569,000 and unrealized appreciation of $20,611,000.

G.  Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Diversified Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Diversified Equity Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 15, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

15

Special 2020 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $123,795,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $19,336,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 78.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

16

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122020

Annual Report   |   October 31, 2020
Vanguard Emerging Markets Select Stock Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	8
Performance Summary	10
Financial Statements	12
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2020, Vanguard Emerging Markets Select Stock Fund returned 3.51%. It lagged by a wide margin the 7.56% return of the FTSE Emerging Index.
•	The period was marked by the global spread of COVID-19 and efforts to contain it, including lockdowns, the shutting of nonessential businesses, and travel restrictions. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment. Emerging markets outperformed developed markets outside the U.S. but trailed the U.S. market.
•	At the sector level, the fund’s holdings in consumer discretionary and financial companies (primarily automakers and banks, respectively) lagged the benchmark’s results. Stock selection in consumer staples and health care companies helped to offset some of the drag.
•	At the regional level, the fund’s underperformance stemmed mostly from stock selection in China, South Africa, and Brazil. The fund’s underweighted stake in China also hurt its relative performance, as Chinese stocks powered the broad emerging-market advance.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15
CPI
Consumer Price Index	1.18%	1.82%	1.83%
1

Advisors' Report
For the 12 months ended October 31, 2020, Vanguard Emerging Markets Select Stock Fund returned 3.51%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 7. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.
These comments were prepared on November 18, 2020.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Mike Gush
Andrew Stobart
Ewan Markson-Brown
Now feels like a very important time for emerging markets as an asset class, and we expect strong long-term returns. Many key emerging markets have emerged—countries that have the resilience, dynamism, and sheer size to ensure that the global economy’s center of gravity will continue to shift from West to East in the decades ahead.
We are no longer talking about companies whose ambitions are limited to copying what their developed-market peers do. That is a huge change. At the start of the millennium, it was a struggle to name any truly world-class emerging-market companies. Now there is Taiwan Semiconductor, there is Samsung, there is Reliance Industries, there is Alibaba. The list continues to lengthen.
We finally have the companies that will enable emerging markets to deliver on their potential. A huge shift in economic dominance is not just underway but is accelerating. And when this is combined with the current refusal of market participants to acknowledge that shift (look at relative valuations), the opportunity to obtain significant returns for investors is enticing.
Our portfolio has performed well with a range of positive contributors, such as MercadoLibre (Latin America), Meituan (China), and Taiwan Semiconductor (Taiwan).
We often describe the portfolio as a “barbell,” with structural-growth stocks on one side and cyclical-growth stocks on the other. The broad country and sector positions have scarcely changed since the beginning of the year. We made some small trades, largely where the market reaction seemed overdone. We also added to holdings exposed to structural-growth trends, such as cloud

2

computing in China and battery technology.
Oaktree Capital Management, L.P.
Portfolio Manager:
Frank J. Carroll III,
Managing Director and Co-Head of
Emerging Markets Equities
Emerging markets equities performed well during the 12 months ended October 31, 2020, although performance was extremely volatile amid the COVID-19 pandemic. China was the strongest market, despite being hit by the virus first. After implementing draconian measures, China effectively contained the virus and officials moved ahead to restart the economy. Taiwan and South Korea also performed well on strength in technology companies. Brazil was the worst-performing large market, largely because of currency depreciation and commodity price weakness in the first quarter of 2020.
Stock selection in China and Brazil had a negative effect on our portfolio. Stock selection in Greece and South Africa also detracted, while stock selection in Taiwan, India, and Thailand had positive effects. Our overweight allocations to Brazil, Russia, Indonesia, and Greece had negative effects, as did our off-index exposure to South Korea. Our overweight allocations to China and Argentina contributed positively.
By sector, stock selection in consumer discretionary, industrials, and consumer staples detracted from relative performance, while selection in health care, communication services, energy, and utilities helped. Our underweight exposure to consumer discretionary and communication services proved a drag, as did our overweight allocations to energy and financials. Our overweight allocation to information technology and our underweight exposure to utilities contributed positively.
Despite increasing COVID-19 cases in many emerging-market countries, economies are recovering as governments lift restrictions and people begin to resume normal activities. We remain faithful to our investment process and believe value stocks will attract attention, especially as investors look to the other side of the pandemic. While we are cautious about the near-term economic recovery, we also recognize that a vaccine will be available in the future and there is ample liquidity in the system. Our focus remains, as usual, at the individual-stock level.
Wellington Management Company llp
Portfolio Manager:
Mary L. Pryshlak, CFA,
Senior Managing Director and
Head of Investment Research
Emerging-market equities rose in U.S. dollar terms, as measured by the FTSE Emerging Index, during the 12-month
3

period. Five of the 11 sectors in the index posted positive returns. Consumer discretionary, information technology, and health care led the way. Energy, financials, and utilities fell the most.
Negative security selection in consumer discretionary, energy, and materials detracted from relative results in our portion of the fund. An underweight to Meituan and overweights to YPF and Sasol detracted the most.
Shares of Meituan, formerly Meituan Dianping, rose after the company reported its second-quarter earnings. The Chinese e-commerce giant’s operating profit increased by nearly 96% on a year-over-year basis, as COVID-19 amplified the trend of online shopping. Revenue also beat estimates as demand for takeout services bounced back from pandemic-driven disruptions. Meituan also was included in the new Hang Seng Tech Index, which tracks the 30 largest technology companies listed in Hong Kong. We eliminated the position during the period because we think the stock lacks additional upside potential and because we have a more favorable view of competitor Alibaba.
Shares of YPF, a vertically integrated Argentina-based company engaged in oil and gas exploration, fell as oil prices hit record lows in March and energy demand in Argentina plunged amid the pandemic. Argentinean stocks also fell broadly in mid-August, after pro-business President Mauricio Macri suffered a setback in the primary election. (He was later defeated in the general election.) During an investor update in August, YPF signaled that it believed the worst was over and that its focus on strengthening its balance sheet and improving costs would leave it in a better place. YPF is having some success with sovereign renegotiation, which bodes well for the company. We continue to hold a position in the company.
Sasol, an integrated energy and chemical company based in South Africa, was also a top detractor. The stock declined on significant oil price weakness and sovereign concerns in South Africa. Given the uncertainty surrounding the oil market and economic conditions in South Africa, we eliminated the position in favor of higher-conviction ideas.
Positive stock selection in utilities, industrials, and real estate partially offset weaker results elsewhere. Our overweight to Tencent, a China-based provider of internet value-added services and online advertising, was the top contributor to relative performance. Shares of Tencent reached all-time highs during the period amid a surge in gaming and social media activity during the pandemic. The release of its latest title, Brawl Stars, is expected to extend the rally after it debuted in June as China’s most downloaded game.
Our overweight to China Tourism Group, a state-owned leisure and tourism corporation based in Beijing, boosted our relative result. Its shares rose following the release of its first-half results. Despite a 72% slump in net profit from a year earlier and a 22% decline in revenue, the company said its major operations had
4

begun to show signs of a rapid recovery. The stock price also has benefited from government policies that encourage domestic duty-free consumption, with the goal of bringing more Chinese spending onshore.
Our overweight to Nexon, a South Korean video game publisher that specializes in online games for PC and mobile, was also a top contributor. Shares rose in May following first-quarter results that beat expectations, thanks to strong game demand in South Korea. Shares surged to an all-time high toward the end of October after the surprise announcement that the stock would be included in the Nikkei Index.
During 2020, equity markets have seen both a historic drop and a remarkable recovery. Throughout this turbulent period, various sectors have led and lagged as allocators attempted to navigate when and to what degree economies will shift in a post-COVID world. The lasting effects of the virus on enterprise and consumer behavior are key topics for debate among market participants, including our global industry analysts. They remain focused on identifying companies in their coverage areas that are best-positioned for growth in the current environment and in years to come.
Pzena Investment Management, LLC
Portfolio Managers:
Rakesh Bordia, Principal
Caroline Cai, CFA, Principal
Allison Fisch, Principal
John P. Goetz, Managing Principal and Co-Chief Investment Officer
Despite significant volatility, emerging markets ended the period strongly, with performance dominated by growth stocks in Asia. Our portfolio underperformed the broad emerging-market benchmark but was roughly in line with emerging-market value indexes.
Weakness in financial and utility holdings drove our result. The stock of Standard Chartered, a U.K.-listed Hong Kong bank, struggled as the Bank of England blocked its dividend payment (along with that of other banks) and as investors feared the effects of Hong Kong’s new security law. Actual results show solid operating performance and prudent proactive provisioning.
Shares of Brazilian electric utility Light declined on near-term cash-flow concerns after regulators put a three-month moratorium on bill collections and in view of economic pain among its customer base in the pandemic. Shares have risen recently on management changes and a focus on leverage management.
South African energy company Sasol detracted as a result of oil price declines, issues with its massive investment in a Louisiana chemical plant, and challenges related to debt covenants.
Taiwan Semiconductor and Aurobindo Pharma, an Indian generic-pharmaceutical
5

company, led portfolio gainers. Taiwan Semiconductor reported revenue that surpassed consensus on strong demand across high-end smartphones, 5G infrastructure, and high-performance computing. Margins also topped expectations. Additionally, Intel may begin to outsource chip production to Taiwan Semiconductor. Aurobindo Pharma continued to steal market share from other generic manufacturers and overcame issues associated with U.S. Food and Drug Administration investigations.
Notable new holdings include China’s Trip.com; Brazil’s Itau Unibanco; Brazil’s largest brewer, Ambev; Indonesian bank Mandiri; Yue Yuen Industrial, of Taiwan; and Galaxy Entertainment Group, of Hong Kong. We increased our stakes in Russia’s Lukoil and Rosneft. We sold our shares in China Agri-Industries; Norilsk Nickel, of Russia; Huadian Power, of China; and China Shenhua Energy. We significantly reduced our holdings of Lite-On Technology, of Taiwan, and Hyundai Motor, of South Korea.
While the world is in uncharted waters and markets remain skittish, we continue to find attractive value opportunities. Our largest sector weightings remain in information technology and financials, and we maintain no exposure to real estate. Asia continues to represent the bulk of the portfolio.
6

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	26	172	Believes that companies that can sustainably grow their business and increase earnings faster than market average will perform best. Stock selection is driven by bottom-up, fundamental analysis, focusing on a company’s potential over a meaningful time period, typically three to five years and beyond.
Oaktree Capital Management, L.P.	24	160	Seeks securities that have been undervalued by investors. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintaining in-house models focused on deriving reliable cash-flow projections.
Wellington Management Company LLP	23	157	Allocates the assets in its portion of the fund to a team of global analysts who seek to add value through in-depth fundamental research and understanding of their industries. By covering the same companies over a period of many years, these investment professionals gain comprehensive insight to guide decisions for their subportfolios.
Pzena Investment Management, LLC	22	149	Uses a deep-value approach that focuses on the most undervalued companies based on price-to-normalized earnings. The firm believes that this value philosophy works well globally and is especially effective in emerging markets because of generally wider valuation spreads.
Cash Investments	5	32	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
7

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
8

Six Months Ended October 31, 2020
Emerging Markets Select Stock Fund	Beginning Account Value 4/30/2020	Ending Account Value 10/31/2020	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,229.49	$4.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.91	4.27
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.84%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
9

Emerging Markets Select Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 27, 2011, Through October 31, 2020
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Five Years	Since Inception (6/27/2011)	Final Value of a $10,000 Investment
Emerging Markets Select Stock Fund	3.51%	8.14%	2.58%	$12,691
FTSE Emerging Index	7.56	8.04	2.57	12,680
MSCI All Country World Index ex USA	-2.19	4.76	3.66	14,002
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.
10

Emerging Markets Select Stock Fund
Fund Allocation
As of October 31, 2020
Communication Services	9.7%
Consumer Discretionary	20.2
Consumer Staples	4.0
Energy	5.9
Financials	19.8
Health Care	3.2
Industrials	3.0
Information Technology	18.1
Materials	8.4
Real Estate	1.8
Utilities	3.7
Other	2.2
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
11

Emerging Markets Select Stock Fund
Financial Statements
Schedule of Investments
As of October 31, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (94.1%)
Argentina (0.1%)
*	YPF SA ADR	253,663	817
Brazil (5.5%)
	Vale SA Class B ADR	573,863	6,066
	Petroleo Brasileiro SA ADR	496,220	3,290
	Ambev SA	1,415,200	3,004
*	Light SA	887,014	2,982
	Banco Bradesco SA ADR	833,656	2,918
	Itau Unibanco Holding SA ADR	627,646	2,567
	Itau Unibanco Holding SA Preference	621,972	2,545
	Cia Energetica de Minas Gerais Preference	1,414,480	2,527
	B3 SA - Brasil Bolsa Balcao	242,700	2,159
	Petroleo Brasileiro SA	543,117	1,798
	Petrobras Distribuidora SA	395,998	1,324
	Magazine Luiza SA	255,160	1,095
	Localiza Rent a Car SA	80,751	854
	Petroleo Brasileiro SA ADR Preference	112,056	741
	Cia de Saneamento do Parana	130,141	537
	Gerdau SA Preference	136,700	520
	Lojas Renner SA	72,207	471
	Raia Drogasil SA	105,145	441
	Notre Dame Intermedica Participacoes SA	32,013	367
	BR Properties SA	211,329	319
	Hypera SA	48,300	235
	Cogna Educacao	298,900	223
			36,983
Canada (0.6%)
	First Quantum Minerals Ltd.	180,143	2,070
	Lundin Mining Corp.	268,500	1,622
*	Parex Resources Inc.	46,254	450
*	Valeura Energy Inc.	264,800	78
			4,220
Chile (0.2%)
	Sociedad Quimica y Minera de Chile SA ADR	27,710	1,026
China (32.5%)
	Tencent Holdings Ltd.	495,372	37,849
*	Alibaba Group Holding Ltd.	765,323	29,001
	Ping An Insurance Group Co. of China Ltd. Class H	1,219,808	12,612
12

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
*	Alibaba Group Holding Ltd. ADR	41,306	12,586
	China Construction Bank Corp. Class H	10,096,206	6,957
	China Merchants Bank Co. Ltd. Class H	1,294,322	6,742
*	Meituan Class B	179,700	6,699
	Geely Automobile Holdings Ltd.	2,437,849	5,009
	China Mobile Ltd.	740,000	4,526
	Industrial & Commercial Bank of China Ltd. Class H	7,512,843	4,266
	Dongfeng Motor Group Co. Ltd. Class H	5,908,460	4,162
	China Resources Power Holdings Co. Ltd.	3,894,000	4,053
	Shimao Group Holdings Ltd.	977,145	3,461
*	Lufax Holding Ltd. ADR	258,991	3,328
	China Longyuan Power Group Corp. Ltd. Class H	4,774,784	3,273
	CNOOC Ltd.	3,082,000	2,820
*	Tencent Music Entertainment Group ADR	182,030	2,709
[1]	WuXi AppTec Co. Ltd. Class H	167,310	2,675
*,2	Kingsoft Cloud Holdings Ltd. ADR	84,294	2,449
	Ping An Bank Co. Ltd. Class A	890,791	2,364
	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	87,991	2,213
	Anhui Conch Cement Co. Ltd. Class H	346,500	2,168
[1]	Pharmaron Beijing Co. Ltd. Class H	147,531	2,136
	Contemporary Amperex Technology Co. Ltd. Class A	55,400	2,035
*	KE Holdings Inc. ADR	28,506	1,988
	Midea Group Co. Ltd. Class A	164,785	1,923
*	Zai Lab Ltd. ADR	23,295	1,911
	Ping An Bank Co. Ltd. Class A	696,183	1,848
*	JD.com Inc. Class A	44,106	1,799
	China Tourism Group Duty Free Corp. Ltd. Class A	59,796	1,783
*,1	Shimao Services Holdings Ltd.	807,607	1,729
*	China Mengniu Dairy Co. Ltd.	362,376	1,708
*	Gree Electric Appliances Inc. of Zhuhai Class A	190,300	1,668
	Suofeiya Home Collection Co. Ltd. Class A	375,890	1,587
*	Grand Baoxin Auto Group Ltd.	11,434,500	1,422
	China Life Insurance Co. Ltd. Class H	638,351	1,393
	Shenzhou International Group Holdings Ltd.	80,000	1,392
	CNOOC Ltd. ADR	14,986	1,381
	China Resources Beer Holdings Co. Ltd.	217,996	1,353
	Luxshare Precision Industry Co. Ltd. Class A	164,376	1,346
	Haier Electronics Group Co. Ltd.	320,000	1,220
	Hangzhou Tigermed Consulting Co. Ltd. Class A	62,649	1,164
	Wuhan Raycus Fiber Laser Technologies Co. Ltd. Class A	103,365	1,157
*	Kingdee International Software Group Co. Ltd.	425,000	1,122
	China Railway Group Ltd. Class H	2,431,000	1,119
	Li Ning Co. Ltd.	214,000	1,115
	China Gas Holdings Ltd.	360,517	1,108
[1]	China Tower Corp. Ltd. Class H	6,959,925	1,089
*	Kangji Medical Holdings Ltd.	393,473	1,075
	Brilliance China Automotive Holdings Ltd.	1,182,000	1,020
	Kingboard Holdings Ltd.	299,617	1,015
*,1	Wuxi Biologics Cayman Inc.	35,000	983
	ENN Energy Holdings Ltd.	74,442	942
	China Overseas Land & Investment Ltd.	362,864	911
*,1,3	JW Cayman Therapeutics Co. Ltd.	294,074	903
	Jiangsu Hengrui Medicine Co. Ltd. Class A	67,560	899
[1]	Longfor Group Holdings Ltd.	161,500	885
	China Dongxiang Group Co. Ltd.	6,914,000	857
13

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	Sinopec Shanghai Petrochemical Co. Ltd. Class H	4,480,953	828
	Weichai Power Co. Ltd. Class H	417,000	791
*,1	China Yangtze Power Co. Ltd. GDR	26,601	710
	China Oilfield Services Ltd. Class H	1,136,857	687
[1]	CSC Financial Co. Ltd. Class H	552,957	671
*,3	Tianhe Chemicals Group Ltd.	4,142,000	625
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	8,000	463
*,1	Innovent Biologics Inc.	55,817	414
	Amoy Diagnostics Co. Ltd. Class A	28,008	352
*	Estun Automation Co. Ltd. Class A	96,300	319
	Yifeng Pharmacy Chain Co. Ltd. Class A	20,300	309
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	137,769	267
	China National Accord Medicines Corp. Ltd. Class A	35,500	264
*,1	Hangzhou Tigermed Consulting Co. Ltd. Class H	13,700	220
	China Traditional Chinese Medicine Holdings Co. Ltd.	481,873	193
*	Zai Lab Ltd.	1,400	116
	Sinopharm Group Co. Ltd. Class H	9,907	23
			218,160
Czech Republic (0.6%)
	CEZ AS	161,149	3,050
*	Komercni banka as	33,688	684
			3,734
Greece (0.2%)
*	Alpha Bank AE	1,463,373	745
	Hellenic Telecommunications Organization SA	49,421	655
*	Bank of Cyprus Holdings plc	399,691	212
			1,612
Hong Kong (4.0%)
	AIA Group Ltd.	490,885	4,672
	Galaxy Entertainment Group Ltd.	686,000	4,533
	Lenovo Group Ltd.	5,602,000	3,517
	Man Wah Holdings Ltd.	1,958,800	2,734
	Pacific Basin Shipping Ltd.	17,752,975	2,593
	Yue Yuen Industrial Holdings Ltd.	1,364,000	2,222
	Want Want China Holdings Ltd.	2,153,000	1,426
*	BeiGene Ltd. ADR	4,732	1,403
	Minth Group Ltd.	202,000	836
[1]	Budweiser Brewing Co. APAC Ltd.	233,785	689
*,1	ESR Cayman Ltd.	194,931	589
*	MMG Ltd.	1,726,500	409
	Kerry Properties Ltd.	126,161	310
	Precision Tsugami China Corp. Ltd.	343,000	308
*,1	Everest Medicines Ltd.	34,800	260
			26,501
Hungary (0.5%)
*	OTP Bank Nyrt	118,842	3,707
India (8.1%)
	Reliance Industries Ltd.	387,668	10,748
	Housing Development Finance Corp. Ltd.	164,697	4,273
*	ICICI Bank Ltd.	720,353	3,789
	Aurobindo Pharma Ltd.	323,159	3,368
*	ICICI Bank Ltd. ADR	313,871	3,311
	NTPC Ltd.	2,654,212	3,136
14

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	UltraTech Cement Ltd.	39,985	2,466
*	State Bank of India	851,393	2,169
	Larsen & Toubro Ltd.	168,238	2,108
	Tata Consultancy Services Ltd.	52,990	1,910
*	Axis Bank Ltd.	252,434	1,673
	Tech Mahindra Ltd.	144,318	1,589
	Bharti Airtel Ltd.	262,439	1,535
*,1	ICICI Prudential Life Insurance Co. Ltd.	251,621	1,369
	Tube Investments of India Ltd.	141,939	1,253
	Maruti Suzuki India Ltd.	11,689	1,098
*,1	HDFC Life Insurance Co. Ltd.	131,154	1,043
	Eicher Motors Ltd.	36,915	1,039
*	Kotak Mahindra Bank Ltd.	44,486	928
	Glenmark Pharmaceuticals Ltd.	143,198	917
	Mahindra & Mahindra Ltd.	111,063	889
	Dabur India Ltd.	112,281	775
	Asian Paints Ltd.	25,161	750
*,1	ICICI Lombard General Insurance Co. Ltd.	43,907	732
	Power Grid Corp. of India Ltd.	276,204	637
	Indraprastha Gas Ltd.	106,387	578
	Apollo Hospitals Enterprise Ltd.	14,189	406
*	Edelweiss Financial Services Ltd.	62,994	47
			54,536
Indonesia (1.7%)
	Bank Rakyat Indonesia Persero Tbk PT	18,140,000	4,106
	Bank Mandiri Persero Tbk PT	8,185,318	3,189
	Semen Indonesia Persero Tbk PT	3,470,500	2,248
	Bank Central Asia Tbk PT	595,291	1,171
	Unilever Indonesia Tbk PT	1,010,002	536
			11,250
Japan (0.3%)
	Murata Manufacturing Co. Ltd.	12,100	849
	Tsugami Corp.	39,600	552
	Nexon Co. Ltd.	16,934	472
			1,873
Kazakhstan (0.2%)
	NAC Kazatomprom JSC GDR	29,022	412
*,3	Kaspi.KZ JSC GDR	11,207	378
*,1	Kaspi.KZ JSC GDR (XLON)	9,124	308
			1,098
Kenya (0.1%)
*	Equity Group Holdings plc	1,901,343	592
Malaysia (0.2%)
	Genting Malaysia Bhd	2,106,700	1,014
	CIMB Group Holdings Bhd	499,375	355
			1,369
Mexico (1.7%)
	Cemex SAB de CV ADR	827,778	3,435
*	Grupo Financiero Banorte SAB de CV Class O	593,114	2,642
	America Movil SAB de CV Class L ADR	126,721	1,511
	Orbia Advance Corp. SAB de CV	487,505	862
	Wal-Mart de Mexico SAB de CV	333,000	805
	America Movil SAB de CV Series L	1,075,359	654
15

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	Grupo Mexico SAB de CV Series B	148,445	422
*	Alpek SAB de CV	496,641	371
*	Regional SAB de CV	130,800	353
	Corp. Inmobiliaria Vesta SAB de CV	149,100	240
			11,295
Netherlands (0.1%)
	ASML Holding NV	2,815	1,019
Pakistan (0.1%)
	United Bank Ltd.	957,842	655
Philippines (0.1%)
	Ayala Land Inc.	644,232	439
Poland (0.5%)
*,1	Allegro.eu SA	134,779	2,739
*	KGHM Polska Miedz SA	26,451	792
			3,531
Russia (4.7%)
	Sberbank of Russia PJSC ADR	759,613	7,680
	LUKOIL PJSC ADR	146,461	7,493
	MMC Norilsk Nickel PJSC ADR	245,635	5,855
	Rosneft Oil Co. PJSC GDR (XLON)	1,279,253	5,584
	Magnit PJSC GDR	69,384	958
	Sberbank of Russia PJSC	366,102	928
*	Moscow Exchange MICEX-RTS PJSC	443,090	748
*	Inter RAO UES PJSC	10,424,287	669
	Mobile TeleSystems PJSC ADR	69,073	540
	Sberbank of Russia PJSC ADR	40,501	409
	MMC Norilsk Nickel PJSC	1,639	390
	Rosneft Oil Co. PJSC GDR	19,047	88
			31,342
Singapore (0.7%)
	Wilmar International Ltd.	1,534,100	4,542
*	Ezion Holdings Ltd. Warrants Exp. 4/16/23	2,242,476	—
			4,542
South Africa (3.0%)
	Naspers Ltd. Class N	41,093	8,022
	AngloGold Ashanti Ltd. ADR	141,657	3,278
	FirstRand Ltd.	710,474	1,649
	Shoprite Holdings Ltd.	207,747	1,646
*	Sasol Ltd.	274,364	1,433
	Reunert Ltd.	607,574	1,253
	Gold Fields Ltd.	100,111	1,083
*	Ninety One plc	154,272	415
*	Old Mutual Ltd.	644,547	374
	Sibanye Stillwater Ltd.	124,777	368
	Coronation Fund Managers Ltd.	139,263	322
	Rand Merchant Investment Holdings Ltd.	55,582	97
			19,940
South Korea (6.8%)
	Samsung Electronics Co. Ltd.	182,721	9,185
	SK Hynix Inc.	70,470	4,999
	POSCO	26,636	4,917
	DB Insurance Co. Ltd.	106,920	4,180
16

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	LG Chem Ltd.	7,269	3,964
	Samsung SDI Co. Ltd.	6,510	2,565
	Hankook Tire & Technology Co. Ltd.	87,447	2,450
	Samsung Electronics Co. Ltd. Preference	54,356	2,418
	Shinhan Financial Group Co. Ltd.	66,550	1,806
	Hana Financial Group Inc.	64,612	1,745
*	Korea Shipbuilding & Offshore Engineering Co. Ltd.	24,760	1,726
	NAVER Corp.	5,629	1,440
	Hyundai Motor Co.	8,773	1,284
	KB Financial Group Inc.	32,680	1,169
	Doosan Bobcat Inc.	28,570	730
	Koh Young Technology Inc.	10,272	723
			45,301
Taiwan (11.3%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,915,161	28,976
	MediaTek Inc.	481,841	11,453
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	123,943	10,395
	Hon Hai Precision Industry Co. Ltd.	1,587,685	4,306
	Catcher Technology Co. Ltd.	500,000	3,161
	ASE Technology Holding Co. Ltd.	988,000	2,218
	Largan Precision Co. Ltd.	15,000	1,593
	Airtac International Group	58,885	1,585
	Compal Electronics Inc.	2,308,000	1,504
	Globalwafers Co. Ltd.	93,428	1,360
	Uni-President Enterprises Corp.	616,990	1,323
	Realtek Semiconductor Corp.	104,963	1,308
	Accton Technology Corp.	165,767	1,204
	Formosa Sumco Technology Corp.	238,780	945
	Lite-On Technology Corp.	573,000	933
	E.Sun Financial Holding Co. Ltd.	1,046,528	890
	Sino-American Silicon Products Inc.	252,673	883
	Far Eastern New Century Corp.	907,435	819
	Chroma ATE Inc.	166,273	792
			75,648
Thailand (1.7%)
	Siam Commercial Bank PCL NVDR	1,958,500	4,078
	Charoen Pokphand Foods PCL	4,032,300	3,264
	Bangkok Bank PCL NVDR	469,100	1,453
	Kasikornbank PCL NVDR	548,980	1,341
	Bangkok Bank PCL (Registered)	215,800	668
*	Precious Shipping PCL	3,024,016	471
	PTT PCL	50,541	50
			11,325
Turkey (0.8%)
	Ford Otomotiv Sanayi AS	234,694	3,036
*	Akbank T.A.S.	2,428,837	1,378
*	Tupras Turkiye Petrol Rafinerileri AS	74,120	663
*	Turkiye Garanti Bankasi AS	281,744	222
			5,299
United Arab Emirates (0.5%)
[3]	Abu Dhabi Commercial Bank PJSC	2,104,950	3,349
17

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
United Kingdom (1.5%)
*	Standard Chartered plc	914,940	4,181
	Antofagasta plc	262,207	3,496
	Anglo American plc	30,563	717
	Polymetal International plc	30,910	657
	Ferrexpo plc	175,433	433
*,1	Network International Holdings plc	114,484	329
	Hikma Pharmaceuticals plc	6,856	223
*,2	Premier Oil plc	794,600	117
			10,153
United States (5.7%)
*	MercadoLibre Inc.	5,503	6,681
*	Baidu Inc. ADR	46,532	6,191
*	Trip.com Group Ltd. ADR	198,347	5,704
*	Flex Ltd.	312,744	4,425
	Cognizant Technology Solutions Corp. Class A	37,641	2,688
*	Afya Ltd. Class A	82,254	1,974
	Credicorp Ltd.	16,494	1,892
*	TAL Education Group ADR	25,658	1,705
*	New Oriental Education & Technology Group Inc. ADR	8,394	1,346
[4]	Vanguard FTSE Emerging Markets ETF	29,800	1,306
*	Sea Ltd. ADR	6,809	1,074
	Copa Holdings SA Class A	19,048	939
*,2	Azul SA ADR	79,233	939
*	Yandex NV Class A	9,965	574
*	Huazhu Group Ltd.	9,550	404
*	Chindata Group Holdings ADR	17,154	239
	Huazhu Group Ltd. ADR	5,570	221
*	New Frontier Health Corp.	24,080	208
			38,510
Vietnam (0.1%)
*,1	Vinhomes JSC	203,370	667
Total Common Stocks (Cost $564,869)			630,493
Temporary Cash Investments (6.0%)
Money Market Fund (5.6%)
[5,6]	Vanguard Market Liquidity Fund 0.112%	374,452	37,445
		Face Amount ($000)
U.S. Government and Agency Obligations (0.4%)
[7]	U.S. Cash Management Bill, 0.098%, 1/5/21	1,500	1,500
[7]	U.S. Cash Management Bill, 0.091%, 2/16/21	926	926
18

Emerging Markets Select Stock Fund
		Face Amount ($000)	Market Value• ($000)
[7]	U.S. Treasury Bill, 0.122%, 12/15/20	500	500
			2,926
Total Temporary Cash Investments (Cost $40,367)			40,371
Total Investments (100.1%) (Cost $605,236)			670,864
Other Assets and Liabilities—Net (-0.1%)			(568)
Net Assets (100%)			670,296
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate value was $21,140,000, representing 3.2% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,751,000.
3	Security value determined using significant unobservable inputs.
4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $2,554,000 was received for securities on loan.
7	Securities with a value of $2,785,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI Emerging Markets Index	December 2020	577	31,790	307

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
State Street Bank & Trust Co.	11/5/20	HKD	5,183	USD	669	—	—
HKD—Hong Kong dollar.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.
19

Emerging Markets Select Stock Fund
Statement of Assets and Liabilities
As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $566,493)	632,113
Affiliated Issuers (Cost $38,743)	38,751
Total Investments in Securities	670,864
Investment in Vanguard	28
Cash	1,970
Foreign Currency, at Value (Cost $149)	149
Receivables for Investment Securities Sold	5,118
Receivables for Accrued Income	1,128
Receivables for Capital Shares Issued	815
Total Assets	680,072
Liabilities
Payables for Investment Securities Purchased	5,380
Collateral for Securities on Loan	2,554
Payables to Investment Advisor	795
Payables for Capital Shares Redeemed	274
Payables to Vanguard	118
Variation Margin Payable—Futures Contracts	398
Deferred Foreign Capital Gain Taxes	257
Total Liabilities	9,776
Net Assets	670,296
At October 31, 2020, net assets consisted of:

Paid-in Capital	613,839
Total Distributable Earnings (Loss)	56,457
Net Assets	670,296

Net Assets
Applicable to 30,223,384 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	670,296
Net Asset Value Per Share	$22.18

See accompanying Notes, which are an integral part of the Financial Statements.
20

Emerging Markets Select Stock Fund
Statement of Operations

Year Ended October 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	14,480
Dividends—Affiliated Issuers	48
Interest—Unaffiliated Issuers	19
Interest—Affiliated Issuers	296
Securities Lending—Net	109
Total Income	14,952
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,375
Performance Adjustment	(78)
The Vanguard Group—Note C
Management and Administrative	2,016
Marketing and Distribution	75
Custodian Fees	144
Auditing Fees	40
Shareholders’ Reports	24
Trustees’ Fees and Expenses	1
Total Expenses	5,597
Expenses Paid Indirectly	(8)
Net Expenses	5,589
Net Investment Income	9,363
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(19,871)
Investment Securities Sold—Affiliated Issuers	(66)
Futures Contracts	5,097
Forward Currency Contracts	(1)
Foreign Currencies	(364)
Realized Net Gain (Loss)	(15,205)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	17,261
Investment Securities—Affiliated Issuers	25
Futures Contracts	(293)
Forward Currency Contracts	—
Foreign Currencies	(23)
Change in Unrealized Appreciation (Depreciation)	16,970
Net Increase (Decrease) in Net Assets Resulting from Operations	11,128
1	Dividends are net of foreign withholding taxes of $1,770,000.
2	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($128,000).

See accompanying Notes, which are an integral part of the Financial Statements.
21

Emerging Markets Select Stock Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2020 ($000)	2019 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,363	14,825
Realized Net Gain (Loss)	(15,205)	352
Change in Unrealized Appreciation (Depreciation)	16,970	64,448
Net Increase (Decrease) in Net Assets Resulting from Operations	11,128	79,625
Distributions[1]
Total Distributions	(15,169)	(14,035)
Capital Share Transactions
Issued	197,586	240,400
Issued in Lieu of Cash Distributions	13,238	12,484
Redeemed	(238,050)	(181,231)
Net Increase (Decrease) from Capital Share Transactions	(27,226)	71,653
Total Increase (Decrease)	(31,267)	137,243
Net Assets
Beginning of Period	701,563	564,320
End of Period	670,296	701,563
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
22

Emerging Markets Select Stock Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.87	$19.68	$22.56	$18.27	$16.48
Investment Operations
Net Investment Income	.298[1]	.474[1,2]	.414[1]	.413[1]	.234
Net Realized and Unrealized Gain (Loss) on Investments	.483	2.208	(2.943)	4.129	1.840
Total from Investment Operations	.781	2.682	(2.529)	4.542	2.074
Distributions
Dividends from Net Investment Income	(.471)	(.492)	(.351)	(.252)	(.284)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.471)	(.492)	(.351)	(.252)	(.284)
Net Asset Value, End of Period	$22.18	$21.87	$19.68	$22.56	$18.27
Total Return[3]	3.51%	13.96%	-11.39%	25.28%	12.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$670	$702	$564	$646	$339
Ratio of Total Expenses to Average Net Assets[4]	0.85%	0.93%	0.94%	0.92%	0.90%
Ratio of Net Investment Income to Average Net Assets	1.43%	2.25%[2]	1.85%	2.04%	1.57%
Portfolio Turnover Rate	52%	46%	76%	44%	46%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.071 and 0.34%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.07%, 0.05%, (0.01%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.
23

Emerging Markets Select Stock Fund
Notes to Financial Statements
Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Further, at October 31, 2020, the fund had a concentration of its investments in securities issued in China, and the performance of such investments may be impacted by the country's social, political, and economic conditions.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the
24

Emerging Markets Select Stock Fund
counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers.
The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on future contracts.
During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
25

Emerging Markets Select Stock Fund
During the year ended October 31, 2020, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
26

Emerging Markets Select Stock Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Baillie Gifford Overseas Ltd., Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company llp, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the FTSE Emerging Index since July 31, 2018. The basic fees of Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company llp are subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.51% of the fund’s average net assets, before a decrease of $78,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of
27

Emerging Markets Select Stock Fund
$28,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2020, these arrangements reduced the fund’s management and administrative expenses by $4,000 and custodian fees by $4,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund’s average net assets.
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	92,447	404	—	92,851
Common Stocks—Other	53,934	478,453	5,255	537,642
Temporary Cash Investments	37,445	2,926	—	40,371
Total	183,826	481,783	5,255	670,864
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	398	—	—	398
1	Represents variation margin on the last day of the reporting period.
28

Emerging Markets Select Stock Fund
F.	At October 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Variation Margin Payable—Futures Contracts	398	—	398
Total Liabilities	398	—	398
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2020, were:
Realized Net Gain (Loss)on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	5,097	—	5,097
Forward Currency Contracts	—	(1)	(1)
Realized Net Gain (Loss) on Derivatives	5,097	(1)	5,096
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(293)	—	(293)
Forward Currency Contracts	—	—	—
Change in Unrealized Appreciation (Depreciation) on Derivatives	(293)	—	(293)
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	7,807
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(15,485)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	64,135
29

Emerging Markets Select Stock Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	15,169	14,035
Long-Term Capital Gains	—	—
Total	15,169	14,035
*	Includes short-term capital gains, if any.
As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	608,125
Gross Unrealized Appreciation	158,114
Gross Unrealized Depreciation	(93,699)
Net Unrealized Appreciation (Depreciation)	64,415
H.	During the year ended October 31, 2020, the fund purchased $319,182,000 of investment securities and sold $342,805,000 of investment securities, other than temporary cash investments.
I.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	9,613	11,415
Issued in Lieu of Cash Distributions	579	646
Redeemed	(12,051)	(8,654)
Net Increase (Decrease) in Shares Outstanding	(1,859)	3,407
30

Emerging Markets Select Stock Fund
J.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Oct. 31, 2019 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2020 Market Value ($000)
Vanguard FTSE Emerging Markets ETF	3,902	14,284	16,839	(65)	24	48	—	1,306
Vanguard Market Liquidity Fund	34,181	NA1	NA1	(1)	1	296	—	37,445
Total	38,083			(66)	25	344	—	38,751
1	Not applicable—purchases and sales are for temporary cash investment purposes.
K.	Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.
31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Emerging Markets Select Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Select Stock Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
32

Special 2020 tax information (unaudited) for Vanguard Emerging Markets Select Stock Fund
This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $11,431,000 of qualified dividend income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $16,220,000 and foreign taxes paid of $1,601,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.
33

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q7520 122020

Annual Report   |   October 31, 2020
Vanguard Alternative Strategies Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Consolidated Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Alternative Strategies Fund returned about –18.17% for the 12 months ended October 31, 2020. Its benchmark, the FTSE 3-Month Treasury Bill Index, returned 0.86%.
•	The fund seeks to generate returns using a combination of several alternative strategies that collectively are expected to have low correlation with traditional capital markets. The fund regularly uses derivatives to hedge portfolio risks. On balance, its holdings of forward currency contracts and equity index and bond futures contracts detracted from performance.
•	Event-driven, or merger arbitrage, strategies detracted most, as deal activity slowed when the coronavirus pandemic hit the United States in March. The fund’s two defensively oriented sectors—long/short equity and fixed income relative value—provided mixed results. Long/short equity returned about –29% as low-volatility stocks struggled. Fixed income relative value benefited from low interest rates and was the only strategy in positive territory for the 12 months.
•	Despite heightened uncertainty, the diversification resulting from the fund’s variety of exposures helped reduce overall volatility compared with the broad U.S. stock market.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15
CPI
Consumer Price Index	1.18%	1.82%	1.83%

Advisor's Report
For the 12 months ended October 31, 2020, Vanguard Alternative Strategies Fund returned –18.17%. The fund fell short of its benchmark, the FTSE 3-Month Treasury Bill Index, which returned 0.86%.
Investment objective and strategy
The Alternative Strategies Fund seeks both capital appreciation and low correlations with the returns of stock and bond markets. We target a fixed range of volatility but still expect to produce a portfolio with lower volatility than the broader U.S. stock market. This fixed range of volatility may change from time to time. We consider the risk levels of the individual strategies, composition of the portfolio, and market conditions when determining the fixed volatility range.
To achieve these objectives, we combine six alternative investment strategies that span multiple asset classes: equities, fixed income, currencies, and commodities. Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets.
In addition, the fund can use limited amounts of leverage as it seeks to match the expected risk profile for each strategy. The goal is to achieve a similar risk profile across the portfolio to maximize diversification and performance.
The strategies the fund currently employs are:
•	Long/short equity. This approach focuses on building a long/short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. It seeks to capture a risk-adjusted spread by constructing positions to reduce the net market exposure of the overall portfolio to general market movements (beta).
•	Event-driven. This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/acquisition deal closure) will affect the stock price of a U.S. or foreign company.
•	Fixed income relative value. This approach seeks to exploit the steepness of the Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (easily traded) and less sensitive to growth and inflation risk. We try to capture this premium by investing in Treasury futures with longer times to maturity and borrowing those with short maturities.
•	Currencies. The fund seeks to benefit from expected currency movements across countries by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying those of countries with strong ones.

•	Commodity-linked investments. This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices of their futures contracts. We take long positions in commodities whose prices are expected to rise because of limited inventory and short positions in those whose prices are expected to fall.
•	Equity futures. The fund uses long and short positions in global equity index futures to capture excess return opportunities. The strategy seeks to benefit from global differences in market and fundamental characteristics by buying equity index futures with strong characteristics and selling equity index futures with poor characteristics.
Investment environment
The period was marked by the global spread of COVID-19 and efforts to contain it. After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued into the third quarter. For the 12 months, the FTSE Global All Cap Index returned 4.69%.
Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets. Investor sentiment soured and volatility returned in September before stabilizing in October. Global stocks’ performance in September was a result of several factors, including stretched valuations in the information technology sector, a resurgence in coronavirus infections in some regions, and dimmer chances of a new government aid package in the United States.
The U.S. stock market returned 9.71%, as measured by the Standard & Poor’s 500 Index, outperforming emerging markets and especially developed markets outside the United States. Large-capitalization stocks beat small-caps, and growth stocks outpaced value.
Global bond yields ended the period significantly lower—and bond prices higher—amid unprecedented actions from policymakers and the dimmer outlook for economic activity. U.S. bonds, as measured by the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, returned 6.31% and outpaced their counterparts abroad.
In commodities markets, oil prices declined about 34% amid weak demand because of the pandemic. Gold advanced more than 24% and silver more than 30%. The performance of industrial metals was more mixed, with copper and aluminum advancing and nickel and zinc declining. Grains, especially wheat and soybeans, advanced, while livestock declined.
Successes and shortfalls
Our equity futures, event-driven, long/short, currency, and commodity strategies all detracted from performance. Event-driven, or merger arbitrage, strategies detracted most, as deal activity slowed when the pandemic hit the United States in March. The fund’s two defensively oriented sectors—long/short equity and fixed income relative value—provided mixed results. Long/short equity returned about –29% as low-volatility stocks struggled. Fixed income relative value benefited from low interest rates and was the only strategy in positive territory for the 12 months.
Despite heightened uncertainty, the diversification resulting from the fund’s variety of exposures helped reduce overall volatility compared with the broad U.S. stock market. The correlations of the fund’s daily returns with the equity markets rose to 0.65, compared with 0.24 over the previous 12 months, and were heavily influenced by equity markets’ sharp decline at the start of the pandemic. As a result, the fund’s performance largely followed that of equity markets during this unusual period. Fixed income markets benefited from the Federal Reserve’s bond-purchase program in response to the pandemic and, as a result, had a lower correlation with the fund.
Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns over the long term at volatility levels lower than those of the market.
Portfolio Managers:
Anatoly Shtekhman, CFA
Fei Xu, CFA
Vanguard Quantitative Equity Group
November 17, 2020

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2020
Alternative Strategies Fund	Beginning Account Value 4/30/2020	Ending Account Value 10/31/2020	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$948.04	$3.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.12	4.06
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.80%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Alternative Strategies Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 11, 2015, Through October 31, 2020
Initial Investment of $50,000
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Five Years	Since Inception (8/11/2015)	Final Value of a $50,000 Investment
Alternative Strategies Fund	-18.17%	-0.86%	-3.14%	$48,428
FTSE 3-Month Treasury Bill Index	0.86	4.47	1.11	50,555
Spliced Alternative Strategies Index: FTSE 3-month U.S. T-Bill Index + 4% through October 31, 2019; FTSE 3-Month Treasury Bill Index thereafter.
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Alternative Strategies Fund
Fund Allocation
As of October 31, 2020
	Long Portfolio[1]	Short Portfolio[2]
Communication Services	12.5%	1.0%
Consumer Discretionary	13.7	19.1
Consumer Staples	3.3	2.1
Energy	—	4.9
Financials	17.9	31.0
Health Care	17.9	8.0
Industrials	6.6	10.4
Information Technology	15.9	16.3
Materials	2.5	2.2
Real Estate	5.4	4.0
Utilities	4.3	1.0
1	Percentage of investments in long portfolio.
2	Percentage of investments in short portfolio.
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Alternative Strategies Fund
Consolidated Financial Statements
Consolidated Schedule of Investments
As of October 31, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks—Long Positions (54.2%)
Communication Services (6.8%)
*	Cincinnati Bell Inc.	320,000	4,816
*	Sogou Inc. ADR	520,220	4,630
*	SINA Corp.	93,945	4,025
*	Bitauto Holdings Ltd. ADR	250,637	3,995
*,1	Alphabet Inc. Class A	219	354
[1]	Sirius XM Holdings Inc.	61,447	352
*,1	Liberty Broadband Corp. Class C	2,397	340
*,1	Charter Communications Inc. Class A	544	328
[1]	Verizon Communications Inc.	5,648	322
[1]	Comcast Corp. Class A	7,452	315
*,1	T-Mobile US Inc.	2,862	314
[1]	AT&T Inc.	11,457	309
[1]	Omnicom Group Inc.	5,340	252
[1]	Walt Disney Co.	1,976	240
*,1	Madison Square Garden Sports Corp.	1,108	157
			20,749
Consumer Discretionary (7.4%)
	BorgWarner Inc.	155,052	5,424
*	Hudson Ltd. Class A	648,000	4,951
	Tiffany & Co.	31,236	4,087
*,2	GrandVision NV	115,476	3,210
[1]	Pool Corp.	1,015	355
[1]	Starbucks Corp.	4,029	350
[1]	Dollar General Corp.	1,648	344
[1]	Service Corp. International	7,291	338
[1]	NIKE Inc. Class B	2,763	332
[1]	Home Depot Inc.	1,234	329
*,1	AutoZone Inc.	289	326
[1]	McDonald's Corp.	1,502	320
[1]	Genuine Parts Co.	3,499	316
[1]	Tractor Supply Co.	2,370	316
*,1	Amazon.com Inc.	103	313
[1]	eBay Inc.	6,565	313
*,1	O'Reilly Automotive Inc.	697	304
[1]	Garmin Ltd.	2,927	304
[1]	TJX Cos. Inc.	5,897	299
[1]	Columbia Sportswear Co.	2,757	206
			22,737

Alternative Strategies Fund
		Shares	Market Value• ($000)
Consumer Staples (1.8%)
[1]	Costco Wholesale Corp.	955	342
[1]	Colgate-Palmolive Co.	4,285	338
[1]	Walmart Inc.	2,413	335
[1]	Procter & Gamble Co.	2,426	333
[1]	J M Smucker Co.	2,942	330
[1]	Church & Dwight Co. Inc.	3,716	328
[1]	Kellogg Co.	5,142	323
[1]	Coca-Cola Co.	6,686	321
[1]	Clorox Co.	1,533	318
[1]	McCormick & Co. Inc.	1,757	317
[1]	Brown-Forman Corp. Class B	4,540	316
[1]	General Mills Inc.	5,328	315
[1]	PepsiCo Inc.	2,365	315
[1]	Kimberly-Clark Corp.	2,346	311
*,1	Post Holdings Inc.	3,606	310
[1]	Mondelez International Inc. Class A	5,752	306
[1]	Archer-Daniels-Midland Co.	3,182	147
	Altria Group Inc.	3,758	136
[1]	Seaboard Corp.	11	38
			5,479
Financials (9.7%)
	Charles Schwab Corp.	173,359	7,127
	Morgan Stanley	114,752	5,525
	National General Holdings Corp.	150,000	5,095
	Willis Towers Watson plc	21,650	3,951
	Genworth MI Canada Inc.	110,500	3,666
[1]	White Mountains Insurance Group Ltd.	392	356
[1]	Brown & Brown Inc.	7,750	337
[1]	TFS Financial Corp.	20,494	322
[1]	Arthur J Gallagher & Co.	3,076	319
[1]	CNA Financial Corp.	10,441	311
[1]	Hanover Insurance Group Inc.	3,248	311
*,1	Berkshire Hathaway Inc. Class B	1,529	309
[1]	Marsh & McLennan Cos. Inc.	2,932	303
[1]	Intercontinental Exchange Inc.	3,102	293
[1]	W R Berkley Corp.	4,769	287
*,1	Markel Corp.	278	259
[1]	Cboe Global Markets Inc.	3,045	247
[1]	Alleghany Corp.	429	235
[1]	Allstate Corp.	2,612	232
[1]	Aon plc Class A	732	135
[1]	RenaissanceRe Holdings Ltd.	402	65
			29,685
Health Care (9.7%)
*	Wright Medical Group NV	154,500	4,726
*	AMAG Pharmaceuticals Inc.	327,060	4,487
*	MyoKardia Inc.	19,829	4,432
*	Varian Medical Systems Inc.	23,300	4,026
*	BioSpecifics Technologies Corp.	30,000	2,643
*	Livongo Health Inc.	20,000	2,553
[1]	Danaher Corp.	1,612	370
[1]	Thermo Fisher Scientific Inc.	772	365
*,1	IDEXX Laboratories Inc.	840	357
[1]	STERIS plc	1,905	338

Alternative Strategies Fund
		Shares	Market Value• ($000)
[1]	AmerisourceBergen Corp. Class A	3,511	337
[1]	Chemed Corp.	703	336
[1]	Cerner Corp.	4,746	333
[1]	Cooper Cos. Inc.	1,033	330
[1]	Abbott Laboratories	3,130	329
[1]	Zoetis Inc.	2,069	328
[1]	West Pharmaceutical Services Inc.	1,186	323
[1]	Merck & Co. Inc.	4,277	322
[1]	Becton Dickinson and Co.	1,381	319
[1]	Johnson & Johnson	2,306	316
[1]	Baxter International Inc.	4,055	314
[1]	Hill-Rom Holdings Inc.	3,444	314
[1]	Eli Lilly and Co.	2,360	308
[1]	Pfizer Inc.	8,412	298
[1]	Amgen Inc.	1,282	278
[1]	Gilead Sciences Inc.	4,694	273
*,1	Henry Schein Inc.	4,195	267
			29,622
Industrials (3.6%)
*	BMC Stock Holdings Inc.	75,000	2,969
[1]	Hubbell Inc. Class B	2,472	360
[1]	IHS Markit Ltd.	4,446	360
[1]	Graco Inc.	5,685	352
[1]	Rollins Inc.	6,007	347
[1]	Honeywell International Inc.	2,091	345
[1]	Illinois Tool Works Inc.	1,745	342
[1]	Toro Co.	4,171	342
[1]	Carlisle Cos. Inc.	2,732	338
[1]	Expeditors International of Washington Inc.	3,733	330
[1]	IDEX Corp.	1,935	330
[1]	Verisk Analytics Inc. Class A	1,853	330
[1]	Watsco Inc.	1,462	328
[1]	AMETEK Inc.	3,277	322
[1]	Waste Management Inc.	2,945	318
[1]	Republic Services Inc. Class A	3,589	316
[1]	Allegion plc	3,210	316
[1]	Lennox International Inc.	1,129	307
[1]	Lockheed Martin Corp.	870	305
[1]	Roper Technologies Inc.	811	301
[1]	General Dynamics Corp.	2,239	294
[1]	Equifax Inc.	2,067	282
[1]	AMERCO	731	254
[1]	Allison Transmission Holdings Inc.	5,605	203
[1]	Norfolk Southern Corp.	973	203
[1]	CSX Corp.	2,158	170
[1]	BWX Technologies Inc.	1,854	102
[1]	PACCAR Inc.	1,031	88
*	Ingersoll Rand Inc.	2,250	79
			10,933
Information Technology (8.6%)
*	Fitbit Inc. Class A	680,000	4,787
*	Acacia Communications Inc.	66,374	4,496
	Maxim Integrated Products Inc.	50,000	3,483
*	MobileIron Inc.	427,386	3,009
*	Citadel Group Ltd.	200,000	797

Alternative Strategies Fund
		Shares	Market Value• ($000)
[1]	Automatic Data Processing Inc.	2,518	398
*,1	Tyler Technologies Inc.	975	375
[1]	Dolby Laboratories Inc. Class A	4,775	359
[1]	Amphenol Corp. Class A	3,164	357
[1]	Broadridge Financial Solutions Inc.	2,577	355
[1]	Paychex Inc.	4,255	350
[1]	Motorola Solutions Inc.	2,199	348
*,1	Black Knight Inc.	3,930	346
[1]	CDW Corp.	2,822	346
*,1	Synopsys Inc.	1,606	343
[1]	Amdocs Ltd.	5,809	328
[1]	Intuit Inc.	1,040	327
[1]	Accenture plc Class A	1,508	327
[1]	Oracle Corp.	5,801	325
[1]	Microsoft Corp.	1,592	322
[1]	Booz Allen Hamilton Holding Corp. Class A	4,093	321
*,1	VeriSign Inc.	1,673	319
[1]	Visa Inc. Class A	1,696	308
[1]	Jack Henry & Associates Inc.	2,006	297
*,1	ANSYS Inc.	971	296
[1]	Apple Inc.	2,697	294
[1]	Western Union Co.	15,092	293
*,1	Akamai Technologies Inc.	3,040	289
*,1	Adobe Inc.	645	288
[1]	Fidelity National Information Services Inc.	2,270	283
[1]	International Business Machines Corp.	2,464	275
[1]	Juniper Networks Inc.	13,963	275
[1]	Citrix Systems Inc.	2,307	261
[1]	Leidos Holdings Inc.	3,095	257
[1]	Mastercard Inc. Class A	886	256
*,1	Fiserv Inc.	2,575	246
			26,336
Materials (1.4%)
[1]	RPM International Inc.	4,186	354
[1]	Packaging Corp. of America	3,055	350
[1]	AptarGroup Inc.	3,028	345
[1]	Ball Corp.	3,809	339
[1]	Sherwin-Williams Co.	488	336
[1]	Silgan Holdings Inc.	9,485	327
[1]	Avery Dennison Corp.	2,331	323
[1]	Ecolab Inc.	1,753	322
[1]	Sonoco Products Co.	6,476	317
*,1	Linde plc	1,414	311
[1]	Air Products and Chemicals Inc.	1,104	305
[1]	NewMarket Corp.	852	305
[1]	Reliance Steel & Aluminum Co.	2,351	256
			4,190
Real Estate (2.9%)
	Jernigan Capital Inc.	202,900	3,508
[1]	Extra Space Storage Inc.	3,140	364
[1]	CubeSmart	10,616	360
[1]	Life Storage Inc.	3,132	358
[1]	Public Storage	1,541	353
[1]	American Homes 4 Rent Class A	11,883	336
[1]	Mid-America Apartment Communities Inc.	2,879	336

Alternative Strategies Fund
		Shares	Market Value• ($000)
[1]	Invitation Homes Inc.	11,968	326
[1]	Duke Realty Corp.	8,513	323
[1]	AvalonBay Communities Inc.	2,232	311
[1]	Camden Property Trust	3,112	287
[1]	Equity Commonwealth	10,785	285
[1]	Equity Residential	5,972	281
[1]	Apartment Investment and Management Co. Class A	8,658	276
[1]	Essex Property Trust Inc.	1,335	273
[1]	UDR Inc.	8,707	272
[1]	Sun Communities Inc.	1,853	255
[1]	Douglas Emmett Inc.	6,631	156
[1]	CoreSite Realty Corp.	1,270	152
[1]	Alexandria Real Estate Equities Inc.	871	132
[1]	Kilroy Realty Corp.	1,130	53
			8,997
Utilities (2.3%)
	PNM Resources Inc.	42,000	2,100
[1]	NextEra Energy Inc.	4,928	361
[1]	Duke Energy Corp.	3,886	358
[1]	Alliant Energy Corp.	6,323	350
[1]	Ameren Corp.	4,237	344
[1]	Dominion Energy Inc.	4,268	343
[1]	IDACORP Inc.	3,889	341
[1]	American Water Works Co. Inc.	2,255	339
[1]	CMS Energy Corp.	5,313	336
[1]	Xcel Energy Inc.	4,786	335
[1]	Atmos Energy Corp.	3,519	323
[1]	Eversource Energy	3,521	307
[1]	American Electric Power Co. Inc.	3,125	281
[1]	Southern Co.	4,552	262
[1]	Exelon Corp.	6,037	241
[1]	OGE Energy Corp.	6,964	214
[1]	WEC Energy Group Inc.	1,798	181
[1]	Avangrid Inc.	2,317	114
[1]	Entergy Corp.	568	57
			7,187
Total Common Stocks—Long Positions (Cost $153,250)			165,915
Temporary Cash Investments (60.6%)
Money Market Fund (47.7%)
[3]	Vanguard Market Liquidity Fund, 0.112%	1,462,243	146,224
		Face Amount ($000)
U.S. Government and Agency Obligations (12.9%)
[4,5]	U.S. Treasury Bill, 0.122%, 12/15/20	39,500	39,496
Total Temporary Cash Investments (Cost $185,700)			185,720

Alternative Strategies Fund
		Shares	Market Value• ($000)
Common Stocks Sold Short (-21.0%)
Communication Services (-0.2%)
*	Roku Inc.	(1,618)	(327)
*	Zillow Group Inc. Class A	(3,253)	(291)
	TripAdvisor Inc.	(2,141)	(41)
			(659)
Consumer Discretionary (-4.0%)
	BorgWarner Inc.	(155,052)	(5,424)
	Gap Inc.	(18,857)	(367)
*	Capri Holdings Ltd.	(16,810)	(357)
	Kohl's Corp.	(16,308)	(347)
*	Tempur Sealy International Inc.	(3,839)	(342)
	L Brands Inc.	(10,533)	(337)
	Six Flags Entertainment Corp.	(15,302)	(331)
	PVH Corp.	(5,627)	(328)
*	Floor & Decor Holdings Inc. Class A	(4,443)	(324)
*	Planet Fitness Inc. Class A	(5,271)	(312)
	Darden Restaurants Inc.	(3,336)	(307)
	MGM Resorts International	(14,724)	(303)
*	Etsy Inc.	(2,457)	(299)
	Toll Brothers Inc.	(7,072)	(299)
	Wynn Resorts Ltd.	(4,119)	(298)
*	Tesla Inc.	(762)	(296)
	Royal Caribbean Cruises Ltd.	(5,052)	(285)
	Wendy's Co.	(12,952)	(283)
*	Wayfair Inc. Class A	(1,078)	(267)
*	Carvana Co. Class A	(1,439)	(267)
	Thor Industries Inc.	(3,101)	(262)
*	Ulta Beauty Inc.	(1,186)	(245)
	Qurate Retail Inc. Series A	(33,430)	(226)
*	Ollie's Bargain Outlet Holdings Inc.	(1,854)	(161)
			(12,267)
Consumer Staples (-0.5%)
	Nu Skin Enterprises Inc. Class A	(6,692)	(330)
	Coty Inc. Class A	(103,888)	(301)
*	US Foods Holding Corp.	(14,250)	(298)
	Spectrum Brands Holdings Inc.	(4,796)	(273)
	Energizer Holdings Inc.	(3,652)	(144)
			(1,346)
Energy (-1.0%)
	Targa Resources Corp.	(21,803)	(350)
	Antero Midstream Corp.	(57,048)	(327)
	Halliburton Co.	(26,507)	(320)
	EQT Corp.	(20,787)	(315)
	Parsley Energy Inc. Class A	(28,505)	(285)
	Cimarex Energy Co.	(10,932)	(277)
	Apache Corp.	(31,802)	(264)
	Diamondback Energy Inc.	(10,178)	(264)
	Devon Energy Corp.	(24,028)	(215)
	National Oilwell Varco Inc.	(22,556)	(190)
	Occidental Petroleum Corp.	(18,827)	(172)
	ONEOK Inc.	(3,391)	(98)
	Murphy Oil Corp.	(7,542)	(58)

Alternative Strategies Fund
		Shares	Market Value• ($000)
*	Occidental Petroleum Corp. Warrants Exp. 8/3/27	(1,752)	(4)
			(3,139)
Financials (-6.5%)
	Charles Schwab Corp.	(173,359)	(7,127)
	Morgan Stanley	(114,752)	(5,525)
	Aon plc Class A	(23,381)	(4,302)
	Discover Financial Services	(5,940)	(386)
*	Brighthouse Financial Inc.	(11,593)	(384)
	OneMain Holdings Inc.	(10,320)	(360)
	Ally Financial Inc.	(12,864)	(343)
	Lincoln National Corp.	(9,454)	(332)
	New Residential Investment Corp.	(41,897)	(314)
*	Athene Holding Ltd. Class A	(9,224)	(296)
	Unum Group	(15,176)	(268)
	LPL Financial Holdings Inc.	(3,258)	(261)
			(19,898)
Health Care (-1.7%)
*	Teladoc Health Inc.	(11,840)	(2,326)
*	Sage Therapeutics Inc.	(5,402)	(397)
*	Acadia Healthcare Co. Inc.	(10,939)	(390)
*	Align Technology Inc.	(850)	(362)
*	Exact Sciences Corp.	(2,786)	(345)
*	Reata Pharmaceuticals Inc. Class A	(2,916)	(340)
*	Adaptive Biotechnologies Corp.	(7,079)	(326)
*	Moderna Inc.	(4,228)	(285)
*	DexCom Inc.	(826)	(264)
*	Bluebird Bio Inc.	(2,509)	(130)
			(5,165)
Industrials (-2.2%)
*	Builders FirstSource Inc.	(98,438)	(2,983)
*	United Rentals Inc.	(1,982)	(353)
*	XPO Logistics Inc.	(3,851)	(347)
*	JetBlue Airways Corp.	(28,371)	(340)
*	United Airlines Holdings Inc.	(9,713)	(329)
*	Gates Industrial Corp. plc	(29,272)	(325)
*	Uber Technologies Inc.	(9,422)	(315)
	Spirit AeroSystems Holdings Inc. Class A	(17,147)	(312)
	Copa Holdings SA Class A	(6,142)	(303)
	Air Lease Corp. Class A	(10,693)	(291)
	Delta Air Lines Inc.	(9,016)	(276)
	Boeing Co.	(1,818)	(262)
*	Lyft Inc. Class A	(9,047)	(206)
*	Ingersoll Rand Inc.	(2,250)	(79)
			(6,721)
Information Technology (-3.4%)
	Analog Devices Inc.	(31,500)	(3,734)
*	ON Semiconductor Corp.	(14,513)	(364)
	Alliance Data Systems Corp.	(6,750)	(348)
*	Trade Desk Inc. Class A	(584)	(331)
*	Pure Storage Inc. Class A	(20,504)	(330)
	DXC Technology Co.	(17,632)	(325)
*	Enphase Energy Inc.	(3,308)	(325)
*	Coherent Inc.	(2,507)	(314)
*	Square Inc. Class A	(2,011)	(311)

Alternative Strategies Fund
		Shares	Market Value• ($000)
*	Twilio Inc. Class A	(1,111)	(310)
*	Zscaler Inc.	(2,271)	(308)
*	2U Inc.	(8,201)	(302)
*	Elastic NV	(2,934)	(298)
*	Anaplan Inc.	(5,369)	(297)
*	CommScope Holding Co. Inc.	(32,920)	(293)
*	Nutanix Inc. Class A	(11,967)	(291)
*	Bill.com Holdings Inc.	(2,913)	(291)
*	RingCentral Inc. Class A	(1,123)	(290)
	Western Digital Corp.	(7,659)	(289)
*	Alteryx Inc. Class A	(2,211)	(277)
*	Dynatrace Inc.	(7,684)	(271)
*	Pluralsight Inc. Class A	(17,168)	(270)
	Sabre Corp.	(39,540)	(258)
*	MongoDB Inc.	(159)	(36)
			(10,463)
Materials (-0.5%)
	Freeport-McMoRan Inc.	(21,229)	(368)
	Mosaic Co.	(19,383)	(359)
	Olin Corp.	(20,785)	(344)
	Chemours Co.	(16,551)	(333)
			(1,404)
Real Estate (-0.8%)
	Apple Hospitality REIT Inc.	(34,129)	(338)
	Park Hotels & Resorts Inc.	(32,978)	(327)
	Omega Healthcare Investors Inc.	(10,755)	(310)
	Simon Property Group Inc.	(4,695)	(295)
	Gaming and Leisure Properties Inc.	(7,755)	(282)
	Outfront Media Inc.	(20,815)	(273)
	Ventas Inc.	(6,808)	(269)
	EPR Properties	(10,873)	(259)
*	Howard Hughes Corp.	(3,169)	(197)
			(2,550)
Utilities (-0.2%)
	AES Corp.	(18,702)	(365)

Alternative Strategies Fund
		Shares	Market Value• ($000)
*	PG&E Corp.	(30,879)	(295)
			(660)
Total Common Stocks Sold Short (Proceeds $65,393)			(64,272)
Other Assets and Other Liabilities—Net (6.2%)			19,004
Net Assets (100%)			306,367
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Long security positions with a value of $57,181,000 and cash of $18,444,000 are held in a segregated account at the fund's custodian bank and pledged to a broker-dealer as collateral for the fund's obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate value was $3,210,000, representing 1.0% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Securities with a value of $19,782,000 have been segregated as initial margin for open futures contracts.
5	Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Alternative Strategies Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	295	40,774	(346)
2-Year U.S. Treasury Note	December 2020	1,221	269,650	(29)
5-Year U.S. Treasury Note	December 2020	505	63,429	(158)
Amsterdam Index	November 2020	117	14,512	(1,019)
Cocoa[1]	March 2021	276	6,362	(117)
Copper[1]	November 2020	42	7,049	(80)
Copper[1]	December 2020	39	6,547	20
FTSE 100 Index	December 2020	211	15,208	(701)
FTSE Taiwan Index	November 2020	349	15,133	(422)
Hang Seng Index	November 2020	97	15,113	(371)
Live Cattle[1]	December 2020	147	6,368	(104)
Live Cattle[1]	January 2021	98	6,572	35
LME Aluminum[1]	November 2020	154	7,136	83
LME Lead[1]	November 2020	150	6,795	173
LME Tin[1]	November 2020	77	6,826	(171)
LME Tin[1]	December 2020	71	6,296	(212)
MSCI Singapore Index	November 2020	739	14,913	(627)
S&P Toronto Stock Exchange 60 Index	December 2020	111	15,420	(662)
Soybean[1]	January 2021	124	6,549	(6)
Sugar #11[1]	February 2021	411	6,610	823
WTI Crude Oil[1]	December 2020	327	6,594	454
				(3,437)

Alternative Strategies Fund
Futures Contracts (continued)
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
CAC 40 Index	November 2020	(271)	(14,487)	1,101
Copper[1]	November 2020	(42)	(7,049)	(25)
Corn[1]	December 2020	(327)	(6,516)	(69)
Cotton No.2[1]	December 2020	(188)	(6,479)	(250)
DAX 30 Index	December 2020	(43)	(14,478)	1,280
IBEX 35 Index	November 2020	(195)	(14,622)	1,038
KOSPI 200 Index	December 2020	(238)	(15,825)	587
LME Aluminum[1]	November 2020	(154)	(7,136)	(233)
LME Aluminum[1]	December 2020	(141)	(6,532)	(52)
LME Lead[1]	November 2020	(150)	(6,795)	378
LME Lead[1]	December 2020	(146)	(6,629)	(168)
LME Tin[1]	November 2020	(77)	(6,826)	238
LME Zinc[1]	December 2020	(107)	(6,734)	(284)
Low Sulphur Gas Oil[1]	December 2020	(191)	(5,864)	644
Natural Gas[1]	November 2020	(200)	(6,708)	(145)
OMX Stockholm 30 Index	November 2020	(755)	(14,589)	979
Topix Index	December 2020	(104)	(15,626)	403
Wheat[1]	December 2020	(240)	(6,495)	(41)
				5,381
				1,944
1	Security is owned by the subsidiary.

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Standard Chartered Bank	11/9/20	AUD	26,910	USD	19,251	—	(335)
Royal Bank of Canada	11/9/20	CAD	25,706	USD	19,307	—	(12)
Morgan Stanley Capital Services Inc.	11/2/20	CAD	2,633	USD	1,970	6	—
Morgan Stanley Capital Services Inc.	11/9/20	INR	567,097	USD	7,708	—	(61)
Bank of America, N.A.	11/9/20	MXN	170,217	USD	7,725	291	—
Standard Chartered Bank	11/9/20	NOK	176,062	USD	18,825	—	(383)
Bank of America, N.A.	11/9/20	NOK	3,965	USD	426	—	(11)
Standard Chartered Bank	11/9/20	RUB	591,741	USD	7,510	—	(68)
BNP Paribas	11/9/20	RUB	8,920	USD	113	—	(1)
Bank of America, N.A.	11/9/20	TRY	59,261	USD	7,593	—	(551)
Standard Chartered Bank	11/9/20	TRY	724	USD	92	—	(6)
Standard Chartered Bank	11/9/20	ZAR	129,102	USD	7,729	196	—
Bank of America, N.A.	11/9/20	USD	797	AUD	1,116	13	—

Alternative Strategies Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Morgan Stanley Capital Services Inc.	11/9/20	USD	1,971	CAD	2,633	—	(6)
Morgan Stanley Capital Services Inc.	11/9/20	USD	1,672	CAD	2,200	21	—
Standard Chartered Bank	11/9/20	USD	12	CAD	17	—	—
Morgan Stanley Capital Services Inc.	11/9/20	USD	19,314	CHF	17,773	—	(74)
BNP Paribas	11/9/20	USD	7,691	CLP	6,098,051	—	(194)
Morgan Stanley Capital Services Inc.	11/9/20	USD	7,638	CZK	176,817	80	—
BNP Paribas	11/9/20	USD	29	CZK	669	—	—
Standard Chartered Bank	11/9/20	USD	22,524	EUR	19,220	135	—
Morgan Stanley Capital Services Inc.	11/9/20	USD	7,741	ILS	26,567	—	(46)
Bank of America, N.A.	11/9/20	USD	19,406	JPY	2,041,820	—	(98)
State Street Bank & Trust Co.	11/9/20	USD	7,681	PLN	29,567	212	—
BNP Paribas	11/9/20	USD	7,791	TWD	224,534	—	(59)
						954	(1,905)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
CLP—Chilean peso.
CZK—Czech koruna.
EUR—euro.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japanese yen.
MXN—Mexican peso.
NOK—Norwegian krone.
PLN—Polish zloty.
RUB—Russian ruble.
TWD—Taiwanese dollar.
USD—U.S. dollar.
ZAR—South African rand.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Statement of Assets and Liabilities
As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers (Cost $192,743)	205,411
Affiliated Issuers (Cost $146,207)	146,224
Total Long Positions	351,635
Investment in Vanguard	12
Cash	872
Cash Segregated for Short Positions	18,444
Cash Collateral Pledged—Futures Contracts	3,244
Cash Collateral Pledged—Forward Currency Contracts	710
Receivables for Investment Securities Sold	13
Receivables for Accrued Income	118
Receivables for Capital Shares Issued	71
Unrealized Appreciation—Forward Currency Contracts	954
Total Assets	376,073
Liabilities
Securities Sold Short, at Value (Proceeds $65,393)	64,272
Foreign Currency Due to Custodian, at Value	1,977
Payables for Investment Securities Purchased	14
Payables for Capital Shares Redeemed	1,032
Payables to Vanguard	82
Variation Margin Payable—Futures Contracts	327
Unrealized Depreciation—Forward Currency Contracts	1,905
Accrued Dividend Expense on Securities Sold Short	97
Total Liabilities	69,706
Net Assets	306,367
At October 31, 2020, net assets consisted of:

Paid-in Capital	336,419
Total Distributable Earnings (Loss)	(30,052)
Net Assets	306,367

Net Assets
Applicable to 17,864,682 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	306,367
Net Asset Value Per Share	$17.15

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Statement of Operations

Year Ended October 31, 2020
($000)
Investment Income
Income
Dividends[1]	2,435
Interest[2]	812
Total Income	3,247
Expenses
The Vanguard Group—Note B
Investment Advisory Services	326
Management and Administrative	705
Marketing and Distribution	46
Custodian Fees	73
Auditing Fees	59
Shareholders’ Reports	3
Trustees’ Fees and Expenses—Note B	10
Dividend Expense on Securities Sold Short	1,592
Total Expenses	2,814
Net Investment Income	433
Realized Net Gain (Loss)
Investment Securities Sold—Long Positions[2]	(15,699)
Investment Securities Sold—Short Positions	(17,808)
Futures Contracts	(25,517)
Forward Currency Contracts	(15,656)
Foreign Currencies	1,900
Realized Net Gain (Loss)	(72,780)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions[2]	(5,011)
Investment Securities—Short Positions	(2,768)
Futures Contracts	5,294
Forward Currency Contracts	(7)
Foreign Currencies	342
Change in Unrealized Appreciation (Depreciation)	(2,150)
Net Increase (Decrease) in Net Assets Resulting from Operations	(74,497)
1	Dividends are net of foreign withholding taxes of $421,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $476,000, $3,000, and $17,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2020 ($000)	2019 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	433	3,726
Realized Net Gain (Loss)	(72,780)	22,762
Change in Unrealized Appreciation (Depreciation)	(2,150)	4,317
Net Increase (Decrease) in Net Assets Resulting from Operations	(74,497)	30,805
Distributions[1]
Total Distributions	(17,409)	(3,935)
Capital Share Transactions
Issued	318,091	21,069
Issued in Lieu of Cash Distributions	17,310	3,928
Redeemed	(234,534)	(74,370)
Net Increase (Decrease) from Capital Share Transactions	100,867	(49,373)
Total Increase (Decrease)	8,961	(22,503)
Net Assets
Beginning of Period	297,406	319,909
End of Period	306,367	297,406
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.23	$20.41	$20.46	$21.28	$20.23
Investment Operations
Net Investment Income	.023[1]	.252[1]	.197[1]	.153[1]	.106
Net Realized and Unrealized Gain (Loss) on Investments	(3.835)	1.828	(.143)	(.139)	1.039
Total from Investment Operations	(3.812)	2.080	.054	.014	1.145
Distributions
Dividends from Net Investment Income	(.385)	(.260)	(.104)	(.093)	(.095)
Distributions from Realized Capital Gains	(.883)	—	—	(.741)	—
Total Distributions	(1.268)	(.260)	(.104)	(.834)	(.095)
Net Asset Value, End of Period	$17.15	$22.23	$20.41	$20.46	$21.28
Total Return[2]	-18.17%	10.30%	0.27%	0.11%	5.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$306	$297	$320	$292	$235
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[3]	0.78%	0.79%[4]	0.66%[4]	0.79%	0.71%
Net of Dividend and Borrowing Expense on Securities Sold Short	0.34%	0.38%[4]	0.33%[4]	0.35%	0.36%
Ratio of Net Investment Income to Average Net Assets	0.12%	1.18%	0.93%	0.75%	0.50%
Portfolio Turnover Rate	173%	157%	131%	125%	120%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes dividend expense on securities sold short of 0.44%, 0.41%, 0.33%, 0.44 and 0.35%, respectively.
4	The ratio of total expenses to average net assets for the periods ended 2019 and 2018, net of reduction from custody fee offset arrangement for total expenses and net of dividend and borrowing expense on securities sold short, was 0.74% and 0.33%, and 0.65% and 0.32%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Notes to Consolidated Financial Statements
Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
The Consolidated Financial Statements include Vanguard ASF Portfolio ("the subsidiary"), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2020, the fund held $26,983,000 in the subsidiary, representing 9% of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The fund also uses interest rate futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The fund uses global equity index futures contracts to capture excess return opportunities. The primary risk associated with the use of futures contracts are imperfect correlation between changes in market values of the underlying securities or commodities and the prices of futures contracts, and the possibility of an illiquid market. In

Alternative Strategies Fund
addition, commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Consolidated Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on future contracts.
During the year ended October 31, 2020, the fund average investments in long and short futures contracts represented 160% and 53% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of contracts are not recorded in the Consolidated Statement of Assets and Liabilities.Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

Alternative Strategies Fund
During the year ended October 31, 2020, the fund’s average investment in forward currency contracts represented 77% of net assets, based on the average of the notional amounts at each quarter-end during the period.
The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded and centrally cleared derivatives are listed separately.
	Assets Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Liabilities Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Net Amount Receivable (Payable) ($000)	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Net Exposure[3] (Not Less Than $0) ($000)
				Collateral Pledged[2] ($000)	Collateral Received[2] ($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Bank of America, N.A.	304	(660)	(356)	—	—	—
BNP Paribas	—	(254)	(254)	—	—	—
Morgan Stanley Capital Services Inc.	107	(187)	(80)	—	—	—
Royal Bank of Canada	—	(12)	(12)	—	—	—
Standard Chartered Bank	331	(792)	(461)	570	—	—
State Street Bank & Trust Co.	212	—	212	140	—	212
Exchange-Traded Futures Contracts	—	(327)	(327)	23,026	—	—
Total	954	(2,232)	(1,278)	23,736	—	212
1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
2  Securities or other assets pledged as collateral are noted in the Consolidated Statement of Net Assets. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Statement of Net Assets.
3  Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.
5. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. In the absence of a default, the collateral segregated by the fund cannot be repledged, resold or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net

Alternative Strategies Fund
fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Schedule of Investments.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act ("FATCA") and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary will generally distribute any earnings and profits to the fund each year, and such income will be qualifying income to the fund. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

Alternative Strategies Fund
For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.40% of average net assets of the subsidiary, generally settled once a month. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $12,000, representing less than 0.01% of the fund’s net assets and 0.00% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.

Alternative Strategies Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	161,908	4,007	—	165,915
Temporary Cash Investments	146,224	39,496	—	185,720
Total	308,132	43,503	—	351,635
Liabilities
Common Stocks	64,272	—	—	64,272
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	954	—	954
Total	—	954	—	954
Liabilities
Future Contracts[1]	327	—	—	327
Forward Currency Contracts	—	1,905	—	1,905
Total	327	1,905	—	2,232
1	Represents variation margin on the last day of the reporting period.
D.	At October 31, 2020, the fair values of derivatives were reflected in the Consolidated Statement of Assets and Liabilities as follows:

Consolidated Statement of Assets and Liabilities Caption	Equity Contracts ($000)	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	—	—	954	954
Total Assets	—	—	—	954	954
Variation Margin Payable—Futures Contracts	80	168	79	—	327
Unrealized Depreciation— Forward Currency Contracts	—	—	—	1,905	1,905
Total Liabilities	80	168	79	1,905	2,232
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2020, were:
Realized Net Gain (Loss)on Derivatives	Equity Contracts ($000)	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(12,858)	(26,469)	13,810	—	(25,517)
Forward Currency Contracts	—	—	—	(15,656)	(15,656)

Alternative Strategies Fund
Realized Net Gain (Loss)on Derivatives	Equity Contracts ($000)	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Realized Net Gain (Loss) on Derivatives	(12,858)	(26,469)	13,810	(15,656)	(41,173)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,649	2,420	225	—	5,294
Forward Currency Contracts	—	—	—	(7)	(7)
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,649	2,420	225	(7)	5,287
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and operations of the subsidiary were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(23,519)
Total Distributable Earnings (Loss)	23,519
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the recognition of unrealized gain from constructive sales. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,765
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(45,421)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	13,604

Alternative Strategies Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	13,349	3,935
Long-Term Capital Gains	4,060	—
Total	17,409	3,935
*	Includes short-term capital gains, if any.
As of October 31, 2020, gross unrealized appreciation and depreciation for investments, derivatives, and securities sold short based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	340,123
Gross Unrealized Appreciation	62,815
Gross Unrealized Depreciation	(49,569)
Net Unrealized Appreciation (Depreciation)	13,246
F.	During the year ended October 31, 2020, the fund purchased $424,677,000 of investment securities and sold $391,766,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $139,838,000 and $118,107,000, respectively.
G.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	16,660	991
Issued in Lieu of Cash Distributions	829	192
Redeemed	(13,003)	(3,475)
Net Increase (Decrease) in Shares Outstanding	4,486	(2,292)
At October 31, 2020, two shareholders, including the Vanguard Managed Allocation Fund, were the record or beneficial owner of a combined 76% of the fund’s net assets. If any of these shareholders were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no material events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Vanguard Alternative Strategies Fund and its subsidiary (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard Alternative Strategies Fund
This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $4,060,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $2,134,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $227,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q12980 122020

Annual Report | October 31, 2020

Vanguard Commodity Strategy Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	4

Performance Summary	6

Consolidated Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended October 31, 2020, Vanguard Commodity Strategy Fund returned –1.45%, besting its benchmark, the Bloomberg Commodity Total Return Index, which returned –8.75%.

•    The period was marked by the global spread of COVID-19 and efforts to contain it, including lockdowns, the shuttering of nonessential businesses, and travel restrictions. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment.

•    Commodities such as oil, which had been struggling before the outbreak, were hit hard by a drop in demand as economic activity slumped. In contrast, safe-haven commodities such as gold performed well.

•    The fund outperformed its benchmark largely because of its underweight to front-month futures contracts—they performed worse than contracts with delivery months further into the future. Oil and natural gas were bright spots for the fund.

•    The fund’s collateral also added to its outperformance. It has a significant portion in short-term U.S. Treasury Inflation-Protected Securities, which outperformed Treasury bills over the period.

•    The fund uses derivatives to obtain its exposure to commodities. Its holdings of commodity index swaps detracted from a total return perspective.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15

CPI
Consumer Price Index	1.18%	1.82%	1.83%

1

Advisor’s Report

For the 12 months ended October 31, 2020, Vanguard Commodity Strategy Fund returned –1.45%. The fund outperformed its benchmark, the Bloomberg Commodity Total Return Index, which returned –8.75%.

Investment objective and strategy

The Commodity Strategy Fund is designed to serve investors as a potential hedge against inflation risk and as further diversification for a traditional stock/bond portfolio. It invests in commodity-linked derivative investments, such as commodity futures and swaps, collateralized by a mix of short-term U.S. Treasury Inflation-Protected Securities (TIPS) and U.S. Treasury bills. With its blend of commodity-linked futures and mix of short-term TIPS and Treasury bills, the fund is expected to offer a controlled approach that has the potential to act as an inflation hedge and enhance returns over time without taking on excessive risk.

The fund uses multiple strategies for enhancing commodity returns, such as commodity curve positioning and the over- and underweighting of securities. It also takes advantage of roll schedules, a practice that involves rolling over commodity futures before or after the Bloomberg Commodity Total Return Index rolls shorter-term futures contracts into longer-term contracts.

Investment environment

The period was defined by the outbreak of the novel coronavirus in early 2020—and the aggressive efforts to contain it, which upended economies and financial markets worldwide. As the pandemic spread, trade and travel restrictions multiplied, nonessential businesses were shuttered, unemployment spiked, and crude oil prices sank.

Many governments and central banks around the world took emergency action in the form of fiscal and monetary stimulus to blunt the impact of the pandemic on economic activity, jobs, and the functioning of the credit markets.

While global stocks initially plummeted as large swaths of the economy closed, the unprecedented scale of the response from policymakers, the start of numerous trials for vaccines and treatments, and the lifting of some lockdown restrictions in countries hit early on by the virus helped lift investor sentiment.

The U.S. stock market performed more strongly than emerging markets and, especially, developed markets outside the United States. The U.S. market returned almost 10% for the 12-month period, as measured by the Standard & Poor’s 500 Index. The FTSE Global All Cap ex US Index, which tracks non-U.S. stocks of all sizes in both developed and emerging markets, returned about –2% for the period.

2

In the bond market, there was a spike in volatility and an erosion in liquidity at the height of investor pessimism in March. Yields nevertheless ended the period significantly lower—and prices higher— as investors sought out safer assets. The overall U.S. market for taxable investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned more than 6%. The Bloomberg Barclays Global Aggregate Index returned about half a percentage point less than that.

In commodity markets, both oil and natural gas prices fell hard as the spread of the pandemic hurt manufacturing and transportation. Natural gas rebounded more strongly, however, to finish the period higher, while the price of oil remained well below its November 2019 level. Among precious metals, gold and silver made strong advances earlier this year amid investor demand for safe assets. Industrial metals were mixed, with copper and aluminum prices finishing the period higher and nickel and zinc prices lower. Grains advanced, especially soybeans and wheat, while lean-hog prices ended flat for the period.

Successes and shortfalls

The fund outperformed its benchmark largely because of its underweight to near-month futures contracts—they performed worse than contracts with delivery months further into the future. Oil and natural gas proved to be positives for the fund.

The fund also benefited from its collateral management. Well over half its collateral is in short-term TIPS, an allocation that would help mitigate the fund’s performance against an unexpected rise in inflation. They outperformed Treasury bills over the period.

Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns without taking excessive risks.

Portfolio Managers:

Anatoly Shtekhman, CFA

Fei Xu, CFA

Vanguard Quantitative Equity Group

Joshua C. Barrickman, CFA, Principal

Vanguard Fixed Income Group

November 23, 2020

3

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Consolidated Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

4

Six Months Ended October 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Commodity Strategy Fund	4/30/2020	10/31/2020	Period
Based on Actual Fund Return	$1,000.00	$1,193.91	$1.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.13	1.02

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

5

Commodity Strategy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 25, 2019, Through October 31, 2020

Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended October 31, 2020
		Since	Final Value
	One	Inception	of a $50,000
	Year	(6/25/2019)	Investment
Commodity Strategy Fund	-1.45%	-1.58%	$48,937
Bloomberg Commodity Total Return Index	-8.75	-6.60	45,595

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

6

Commodity Strategy Fund

Fund Allocation

As of October 31, 2020

Treasury/Agency	100.0%

The table reflects the fund's investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

7

Commodity Strategy Fund

Consolidated Financial Statements

Consolidated Schedule of Investments

As of October 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (70.8%)
U.S. Government Securities (70.8%)
United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	12,170	14,478
United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	14,370	15,744
United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	10,483	12,199
United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	13,965	16,215
United States Treasury Inflation Indexed Bonds	0.125%	4/15/22	14,266	15,435
United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	13,489	15,558
United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	15,565	17,973
United States Treasury Inflation Indexed Bonds	0.625%	4/15/23	14,050	15,285
United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	15,495	18,058
United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	14,774	17,394
United States Treasury Inflation Indexed Bonds	0.500%	4/15/24	10,120	11,011
United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	14,435	16,621
United States Treasury Inflation Indexed Bonds	0.125%	10/15/24	12,473	13,323
United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	14,515	16,877
United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	7,070	11,222
United States Treasury Inflation Indexed Bonds	0.125%	4/15/25	12,325	13,110
United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	13,875	16,381
United States Treasury Inflation Indexed Bonds	0.125%	10/15/25	6,500	6,955
Total U.S. Government and Agency Obligations (Cost $259,069)				263,839

8

Commodity Strategy Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (31.5%)
Money Market Fund (10.9%)
[1] Vanguard Market Liquidity Fund, 0.112%	405,283	40,528

		Face
		Amount
		($000
U.S. Government and Agency Obligations (20.6%)
[2]	United States Treasury Bill, 0.097%, 11/27/20	13,800	13,799
[2]	United States Treasury Bill, 0.105%, 12/3/20	6,000	6,000
[2]	United States Treasury Bill, 0.102%, 12/10/20	14,000	13,999
[2]	United States Treasury Bill, 0.085%, 12/17/20	6,000	5,999
[2]	United States Treasury Bill, 0.083%, 1/21/21	14,000	13,997
[2]	United States Treasury Bill, 0.091%, 1/28/21	23,000	22,995
			76,789
Total Temporary Cash Investments (Cost $117,307)			117,317
Total Investments (102.3%) (Cost $376,376)			381,156
Other Assets and Liabilities—Net (-2.3%)			(8,442)
Net Assets (100%)			372,714

Cost is in $000.

• See Note A in Notes to Consolidated Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.

9

Commodity Strategy Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps

				Floating
				Interest
				Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid	)[1]	Appreciation	(Depreciation )
Reference Entity	Date	Counterparty	($000)	(%	)	($000)	($000)
Bloomberg
Commodity Index[2]	11/23/20	BARC	115,000	(0.100)		—	(2,695)
Bloomberg
Commodity Index 2
Month Forward[2]	11/23/20	BARC	50,000	(0.110)		—	(1,179)
Bloomberg
Commodity Index 3
Month Forward[2]	11/23/20	GSI	20,000	(0.120)		—	(461)
BofA Merrill Lynch
Commodity MLCILP3E
Excess Return Strategy[2,3]	11/23/20	MLI	26,000	(0.140)		—	(599)
BofA Merrill Lynch
MLBXAKSV Excess
Return Index[2,3]	11/23/20	MLI	20,000	(0.170)		—	(534)
Credit Suisse
Custom 34 - 01E
Forward Excess
Return[2,3]	11/23/20	CSFBI	105,000	(0.160)		—	(2,378)
Goldman Sachs
Commodity i-Select
Strategy 1129[2,3]	11/23/20	GSI	20,000	(0.120)		—	(465)
Modified Strategy
DBS18 on the
Bloomberg
Commodity Index[2,3]	11/23/20	GSI	31,000	(0.120)		—	(637)
						—	(8,948)

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.

2	Security is owned by the subsidiary.

3	Information on the components of the reference entity is available on www.vanguard.com.

BARC—Barclays Bank plc.

CSFBI—Credit Suisse First Boston International.

GSI—Goldman Sachs International.

MLI—Merrill Lynch International.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $335,858)	340,628
Affiliated Issuers (Cost $40,518)	40,528
Total Investments in Securities	381,156
Investment in Vanguard	16
Cash	418
Receivables for Investment Securities Sold	7,060
Receivables for Accrued Income	260
Receivables for Capital Shares Issued	464
Total Assets	389,374
Liabilities
Payables for Investment Securities Purchased	6,961
Payables for Capital Shares Redeemed	710
Payables to Vanguard	41
Unrealized Depreciation—Over-the-Counter Swap Contracts	8,948
Total Liabilities	16,660
Net Assets	372,714

At October 31, 2020, net assets consisted of:

Paid-in Capital	366,257
Total Distributable Earnings (Loss)	6,457
Net Assets	372,714

Net Assets
Applicable to 15,323,888 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	372,714
Net Asset Value Per Share	$24.32

See accompanying Notes, which are an integral part of the Financial Statements.

11

Commodity Strategy Fund

Consolidated Statement of Operations

Year Ended
October 31, 2020
($000)
Investment Income
Income
Interest[1]	3,837
Total Income	3,837
Expenses
The Vanguard Group—Note B
Investment Advisory Services	48
Management and Administrative	446
Marketing and Distribution	18
Custodian Fees	3
Auditing Fees	48
Shareholders’ Reports	5
Trustees’ Fees and Expenses—Note B	13
Total Expenses	581
Net Investment Income	3,256
Realized Net Gain (Loss)
Investment Securities Sold[1]	(523)
Swap Contracts	2,883
Realized Net Gain (Loss)	2,360
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	4,768
Swap Contracts	(8,060)
Change in Unrealized Appreciation (Depreciation)	(3,292)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,324

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $220,000, ($10,000), and $10,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

		June 25,
	Year Ended	2019[1] to
	Oct. 31,	Oct. 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,256	1,055
Realized Net Gain (Loss)	2,360	(435)
Change in Unrealized Appreciation (Depreciation)	(3,292)	(876)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,324	(256)
Distributions[2]
Total Distributions	(1,458)	—
Capital Share Transactions
Issued	310,858	214,859
Issued in Lieu of Cash Distributions	1,346	—
Redeemed	(147,645)	(7,314)
Net Increase (Decrease) from Capital Share Transactions	164,559	207,545
Total Increase (Decrease)	165,425	207,289
Net Assets
Beginning of Period	207,289	—
End of Period	372,714	207,289

1	Inception.

2	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Commodity Strategy Fund

Consolidated Financial Highlights

	Year	June 25,
	Ended	2019[1] to
	Oct. 31,	Oct.31,
For a Share Outstanding Throughout Each Period	2020	2019
Net Asset Value, Beginning of Period	$24.83	$25.00
Investment Operations
Net Investment Income[2]	.265	.143
Net Realized and Unrealized Gain (Loss) on Investments	(.620)	(.313)
Total from Investment Operations	(.355)	(.170)
Distributions
Dividends from Net Investment Income	(.155)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.155)	—
Net Asset Value, End of Period	$24.32	$24.83

Total Return[3]	-1.45%	-0.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$373	$207
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	1.15%	1.65%[4]
Portfolio Turnover Rate	38%	7%

1	Inception.

2	Calculated based on average shares outstanding.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Commodity Strategy Fund

Notes to Consolidated Financial Statements

Vanguard Commodity Strategy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

The Consolidated Financial Statements include Vanguard CSF Portfolio (“the subsidiary”), which commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2020, the fund held $68,252,000 in the subsidiary, representing 18% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund gains exposure to commodities through the subsidiary’s investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the subsidiary invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap

15

Commodity Strategy Fund

contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary’s net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made, or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended October 31, 2020, the fund’s average amounts of investments in total return swaps represented 103% of net assets, based on the average of notional amounts at each quarter-end during the period.

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities.

	Assets	Liabilities		Amounts Not Offset in
	Reflected in	Reflected in		the Consolidated
	Consolidated	Consolidated		Statement of Assets		Net
	Statement of	Statement of	Net Amount	and Liabilities		Exposure[3]
	Assets and	Assets and	Receivable	Collateral	Collateral	(Not Less
	Liabilities[1]	Liabilities[1]	(Payable)	Pledged[2]	Received[2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Derivatives Subject to
Offsetting Arrangements,
by Counterparty
Barclays Bank plc	—	3,874	(3,874)	—	—	—
Credit Suisse First
Boston International	—	2,378	(2,378)	—	—	—
Goldman Sachs International	—	1,563	(1,563)	—	—	—
Merrill Lynch International	—	1,133	(1,133)	—	—	—
Total	—	8,948	(8,948)	—	—	—

1	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
2	Securities or other assets pledged as collateral are noted in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Schedule of Investments.
3	Net exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

16

Commodity Strategy Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act (“FATCA”) and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary is not required to distribute any earnings and profits to the fund. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

17

Commodity Strategy Fund

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.10% of average net assets of the subsidiary, generally settled once a month. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $16,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.

18

Commodity Strategy Fund

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	263,839	—	263,839
Temporary Cash Investments	40,528	76,789	—	117,317
Total	40,528	340,628	—	381,156
Derivative Financial Instruments
Liabilities
Swap Contracts	—	8,948	—	8,948

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for operations of the subsidiary were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	(4,780)
Total Distributable Earnings (Loss)	4,780

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,312
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(635)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,780

19

Commodity Strategy Fund

The tax character of distributions paid was as follows:

	Year Ended	June 25, 2019[1] to
	October 31, 2020	October 31, 2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	1,458	—
Long-Term Capital Gains	—	—
Total	1,458	—

*	Includes short-term capital gains, if any.
1	Inception.

As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	376,376
Gross Unrealized Appreciation	8,207
Gross Unrealized Depreciation	(3,427)
Net Unrealized Appreciation (Depreciation)	4,780

E.  During the year ended October 31, 2020, the fund purchased $182,353,000 of investment securities and sold $70,938,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended	June 25, 2019[1] to
	Oct. 31, 2020	Oct. 31, 2019
	Shares	Shares
	(000)	(000)
Issued	13,549	8,645
Issued in Lieu of Cash Distributions	53	—
Redeemed	(6,625)	(298)
Net Increase (Decrease) in Shares Outstanding	6,977	8,347

1 Inception.

G. Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Commodity Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Vanguard Commodity Strategy Fund and its subsidiary (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2020 and for the period June 25, 2019 (inception) through October 31, 2019, including the related notes, (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year ended October 31, 2020, and the changes in its net assets and the financial highlights for the year ended October 31, 2020 and for the period June 25, 2019 (inception) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5170 122020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2020: $191,000
Fiscal Year Ended October 31, 2019: $164,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2020: $10,761,407
Fiscal Year Ended October 31, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended October 31, 2020: $2,915,863
Fiscal Year Ended October 31, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended October 31, 2020: $247,168
Fiscal Year Ended October 31, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended October 31, 2020: $115,000
Fiscal Year Ended October 31, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2020: $362,168
Fiscal Year Ended October 31, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In September 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard Alternative Strategies Fund and Vanguard Emerging Markets Select Stock Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.

(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2020

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ JOHN BENDL*
JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: December 18, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on December 18, 2020 (see File Number 33-64845), Incorporated by Reference.